AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001
--------------------------------------------------------------------------------

                                                              FILE NO. 333-00987

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 6
                                       TO

                                    FORM S-3

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       GLENBROOK LIFE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

                ARIZONA                          35-1113325
     (State or Other Jurisdiction             (I.R.S. Employer
          of Incorporation or              Identification Number)
             Organization)

                                3100 SANDERS ROAD
                            NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
           (Address and Phone Number of Principal Executive Office)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                3100 SANDERS ROAD
                          NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
      (Name, Complete Address and Telephone Number of Agent for Service)


                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                   JOANNE M. DERRIG, ESQUIRE
Foley & Lardner                            ALFS, INC.
3000 K STREET, N.W.                        3100 SANDERS ROAD
SUITE 500                                  NORTHBROOK, IL 60062
WASHINGTON, D.C. 20007

Approximate date of commencement of proposed sale to the public: The annuity contract covered by this registration statement is to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/

THE GLENBROOK PROVIDER VARIABLE ANNUITY

GLENBROOK LIFE AND ANNUITY COMPANY
P.O. BOX 94042
PALATINE, IL 60094 OR
TELEPHONE NUMBER: 1-800-755-5275                  PROSPECTUS DATED MAY 1, 2001
------------------------------------------------------------------------------

Glenbrook Life and Annuity Company ("GLENBROOK") is offering the Glenbrook Provider Variable Annuity, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 22 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 2 fixed account options ("FIXED ACCOUNT OPTIONS") and 20 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following mutual funds ("FUNDS"):

o        AIM VARIABLE INSURANCE FUNDS

o        AMERICAN CENTURY VARIABLE PORTFOLIOS (VP), INC.

o        THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

o        DREYFUS STOCK INDEX FUND

o        DREYFUS VARIABLE INVESTMENT FUND (VIF)

o        FIDELITY VARIABLE INSURANCE PRODUCTS FUND

o        MFS(R) VARIABLE INSURANCE TRUST

Each Fund has multiple investment portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

We (Glenbrook) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page C-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                   THE CONTRACTS ARE NOT FDIC INSURED.

TABLE OF CONTENTS

-------------------------------------------------------------------
                                               PAGE

-----------------------------------------------------
OVERVIEW                                        3

-----------------------------------------------------
   Important Terms                              4

-----------------------------------------------------
   The Contract At A Glance                     6

-----------------------------------------------------
   How the Contract Works                       7

-----------------------------------------------------
   Expense Table                               11

-----------------------------------------------------
   Financial Information

-----------------------------------------------------
CONTRACT FEATURES
-----------------------------------------------------
   The Contract                                12

-----------------------------------------------------
   Purchases                                   13

-----------------------------------------------------
   Contract Value                              14

-----------------------------------------------------
   Investment Alternatives

-----------------------------------------------------
      The Variable Sub-Accounts                15

-----------------------------------------------------
      The Fixed Account Options                16

-----------------------------------------------------
      Transfers                                18

-----------------------------------------------------
   Expenses                                    20

-----------------------------------------------------
   Access To Your Money                        22

-----------------------------------------------------
   Income Payments                             23

-----------------------------------------------------
   Death Benefits                              25

-----------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------
   More Information:
-----------------------------------------------------
      Glenbrook                                26

-----------------------------------------------------
      The Variable Account                     26

-----------------------------------------------------
      The Portfolios                           27

-----------------------------------------------------
      The Contract                             27

-----------------------------------------------------
      Qualified Plans                          28

-----------------------------------------------------
      Legal Matters                            28

-----------------------------------------------------
   Taxes                                       31

-----------------------------------------------------
   Annual Reports and Other Documents          31

-----------------------------------------------------
   Experts                                     31

-----------------------------------------------------
   Performance Information

-----------------------------------------------------
APPENDIX A -- ACCUMULATION UNIT VALUES         A-1
-----------------------------------------------------
APPENDIX B -- MARKET VALUE ADJUSTMENT
EXAMPLE                                        B-1
-----------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE
OF CONTENTS                                    C-1
-----------------------------------------------------

IMPORTANT TERMS

-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                               PAGE

-----------------------------------------------------
   Accumulation Phase                           14

-----------------------------------------------------
   Accumulation Unit                            14

-----------------------------------------------------
   Accumulation Unit Value                      14

-----------------------------------------------------
   Annuitant                                    12

-----------------------------------------------------
   Automatic Additions Program                  13

-----------------------------------------------------
   Automatic Portfolio Rebalancing Program      19

-----------------------------------------------------
   Beneficiary                                  12

-----------------------------------------------------
   Cancellation Period                          14

-----------------------------------------------------
   Contract*                                    12

-----------------------------------------------------
   Contract Anniversary                          5

-----------------------------------------------------
   Contract Owner ("You")                       12

-----------------------------------------------------
   Contract Value                               14

-----------------------------------------------------
   Contract Year                                 4

-----------------------------------------------------
   Death Benefit Anniversary                    25

-----------------------------------------------------
   Dollar Cost Averaging Program                19

-----------------------------------------------------
   Due Proof of Death                           25

-----------------------------------------------------
   Enhanced Death Benefit Rider                 25

-----------------------------------------------------
   Fixed Account Options                        16

-----------------------------------------------------
   Free Withdrawal Amount                       21

-----------------------------------------------------
   Glenbrook ("We" or "Us")                     26

-----------------------------------------------------
   Guarantee Periods                            16

-----------------------------------------------------
   Income Plan                                  23

-----------------------------------------------------
   Investment Alternatives                      15

-----------------------------------------------------
   Issue Date                                    6

-----------------------------------------------------
   Market Value Adjustment                      18

-----------------------------------------------------
   Payout Phase                                  6

-----------------------------------------------------
   Payout Start Date                            23

-----------------------------------------------------
   Portfolios                                   27

-----------------------------------------------------
   Qualified Contracts                          30

-----------------------------------------------------
   SEC                                           1

-----------------------------------------------------
   Settlement Value                             25

-----------------------------------------------------
   Systematic Withdrawal Program                22

-----------------------------------------------------
   Valuation Date                               13

-----------------------------------------------------
   Variable Account                             26

-----------------------------------------------------
   Variable Sub-Account                         15

-----------------------------------------------------



* In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

THE CONTRACT AT A GLANCE

------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                   You can purchase a Contract with as little as
                                    $3,000($2,000 for "QUALIFIED CONTRACTS," which
                                    are Contracts issued with QUALIFIED PLANS).
                                    You can add to your Contract as often and as
                                    much as you like, but each payment must be at
                                    least $50.

-------------------------------------------------------------------------------------------

RIGHT                               TO CANCEL You may cancel your Contract within
                                    20 days of receipt or any longer period as your
                                    state may require ("CANCELLATION PERIOD").
                                    Upon cancellation, we will return your purchase
                                    payments adjusted, to the extent federal or state
                                    law permits, to reflect the investment experience
                                    of any amounts allocated to the Variable Account.
-------------------------------------------------------------------------------------------

EXPENSES                            You will bear the following expenses:
                                    -  Total Variable Account annual fees equal to 1.35% of
                                       average daily net assets (1.45% if you select the
                                       ENHANCED DEATH BENEFIT RIDER)
                                    -  Annual contract maintenance charge of $35 (with
                                       certain exceptions)
                                    -  Withdrawal charges ranging from 0% to 6%
                                       of purchase payment withdrawn (with
                                       certain exceptions)

                                    -  Transfer fee of $10 after 12th transfer in any
                                       CONTRACT YEAR (fee currently waived)
                                    -  State premium tax (if your state imposes
                                       one) In addition, each Portfolio pays
                                       expenses that you will bear indirectly if you
                                       invest in a Variable Sub-Account.
-------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES              The Contract offers 22 investment alternatives
                                     including:
                                    -  2 Fixed Account Options (which credit interest at
                                       rates we guarantee)
                                    -  20 Variable Sub-Accounts investing in Portfolios
                                       offering professional money management by these
                                       investment advisers:
                                            - A I M Advisors, Inc.
                                            -  American Century Investment Management, Inc.
                                            -  The Dreyfus Corporation
                                            -  Fidelity Management & Research Company
                                            -  MFS Investment Management(R)

     To find out current rates being paid on the Fixed Account Options or how the Variable Sub-Accounts have performed, call us at 1-800-755-5275.

-------------------------------------------------------------------------------------------

SPECIAL SERVICES                       For your convenience, we offer these special
                                       services:

                                            -  AUTOMATIC PORTFOLIO REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM


-------------------------------------------------------------------------------------------
INCOME PAYMENTS                         You can choose fixed income payments, variable
                                        income payments, or a combination of the two.
                                        You can receive your income payments in one of
                                        the following ways:
                                            - life income with guaranteed payments
                                            - a "joint and survivor" life income with
                                              guaranteed payments
                                            - guaranteed payments for a specified period
                                              (5 to 30 years)

-------------------------------------------------------------------------------------------
DEATH BENEFITS                          If you or the ANNUITANT (if the Contract is
                                        owned by a non-natural person) die before the
                                        PAYOUT START DATE, we will pay the death benefit
                                        described in the Contract. We offer an Enhanced
                                        Death Benefit Rider.

-------------------------------------------------------------------------------------------
TRANSFERS                               Before the Payout  Start Date,  you may  transfer
                                        your  Contract  value ("CONTRACT  VALUE")among
                                        the  investment   alternatives,   with  certain
                                        restrictions.  Transfers to a Guarantee Period of
                                        the Fixed Account must be at least $50. We do not
                                        currently impose a fee upon transfers.  However, we
                                        reserve  the right to charge $10 per  transfer
                                        after the 12th  transfer in each "Contract Year",
                                        which we measure from the date we issue your contract
                                        or a Contract anniversary ("CONTRACT ANNIVERSARY").

-------------------------------------------------------------------------------------------
WITHDRAWALS                             You may withdraw some or all of your Contract Value
                                        at anytime prior to the Payout Start Date. In general,
                                        you must  withdraw at least $50 at a time.  Full or
                                        partial withdrawals are available under limited
                                        circumstances on or after the Payout  Start  Date.
                                        A 10%  federal tax penalty may apply if you withdraw
                                        before you are 59 1/2 years old. A withdrawal charge
                                        and MARKET VALUE ADJUSTMENT also may apply.


HOW THE CONTRACT WORKS

-------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 22 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the 2 Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS")
described on page 23. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

 ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
 DATE                                        DATE

----------------------------------------------------------------------------------
You can buy     You save for     You elect to receive  You can receive    Or you can
a Contract      retirement       income payments or    income payments    receive
                                 receive a lump        for a set period   income
                                 sum payment                              payments for
                                                                          life

As the Contract Owner, you exercise all of the rights and privileges provided by the contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "THE CONTRACT." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "DEATH BENEFITS."

Please call us at 1-800-755-5275 if you have any question about how the Contract works.

EXPENSE TABLE

------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the

Purchase Payment Being Withdrawn:           0     1      2    3   4   5     6+

-------------------------------------------------------------------------------
Applicable
Charge:                                    6%     6%     5%   5%  4%   3%   0%
------------------------------------------------------------------------------
Annual Contract Maintenance
Charge                                                                 $35.00**
------------------------------------------------------------------------------
Transfer
Fee                                                                   $10.00***
-------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments WITHOUT incurring a withdrawal charge.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)



Mortality and Expense Risk Charge                              1.25%*
----------------------------------------------------------------------
Administrative Expense Charge                                  0.10%
----------------------------------------------------------------------
Total Variable Account Annual Expenses                         1.35%
----------------------------------------------------------------------

*If you select the Enhanced Death Benefit Rider, the mortality and expense risk charge is 1.35%.

PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)1

                                                            Management Fees                                          Total Portfolio
Portfolio                                                                     Rule 12b-1 Fees    Other Expenses      Annual Expenses
AIM V.I. Capital Appreciation Fund                               0.61%              N/A              0.21%                0.82%
AIM V.I. Diversified Income Fund                                 0.60%              N/A              0.30%                0.90%
AIM V.I. Global Utilities Fund                                   0.65%              N/A              0.45%                1.10%
AIM V.I. Government Securities Fund                              0.50%              N/A              0.47%                0.97%
AIM V.I. Growth Fund                                             0.61%              N/A              0.22%                0.83%
AIM V.I. Growth and Income Fund                                  0.60%              N/A              0.24%                0.84%
AIM V.I. International Equity Fund                               0.73%              N/A              0.29%                1.02%
AIM V.I. Value Fund                                              0.61%              N/A              0.23%                0.84%
American Century VP Balanced Fund                                0.90%              N/A               N/A                 0.90%
American Century VP International Fund (2)                       1.23%              N/A               N/A                 1.23%
The Dreyfus Socially Responsible Growth Fund, Inc.:              0.75%              N/A              0.03%                0.78%
Initial Shares
Dreyfus Stock Index Fund: Initial Shares                         0.25%              N/A              0.01%                0.26%
Dreyfus VIF - Growth & Income Portfolio: Initial Shares          0.75%              N/A              0.03%                0.78%
Dreyfus VIF - Money Market Portfolio                             0.50%              N/A              0.10%                0.60%
Dreyfus VIF - Small Company Stock Portfolio: Initial             0.75%              N/A              0.18%                0.93%
Shares
Fidelity VIP Contrafund Portfolio (3,4)                          0.57%              N/A              0.09%                0.66%
Fidelity VIP Equity-Income Portfolio (3,4)                       0.48%              N/A              0.08%                0.56%
Fidelity VIP Growth Portfolio (3,4)                              0.57%              N/A              0.08%                0.65%
Fidelity VIP High Income Portfolio (3)                           0.58%              N/A              0.10%                0.68%
MFS Emerging Growth Series (5)                                   0.75%              N/A              0.10%                0.85%
MFS Limited Maturity Series (5,6,7)                              0.55%              N/A              0.47%                1.02%


1. Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as fund assets increase. The annualized fee schedule for the Fund is as follows: 1.50% on the first $250 million, 1.20% on the next $250 million, and 1.10% over $500 million.

3. Initial Class

4. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

5. Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would be lower, and for service class shares would be estimated to be: 0.84%% for Emerging Growth Series, and 1.00% for Limited Maturity Series.

6. MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.45% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

7. Not available to new investors.


EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract at the end of each time period, and

- elected the Enhanced Death Benefit Rider.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                                                              1 YEAR      3 YEAR      5 YEAR      10 YEAR
                                                                              ------      ------      ------      -------
AIM V.I. Capital Appreciation                                                   $75        $116        $152         $269
AIM V.I. Diversified Income                                                     $76        $119        $156         $277
AIM V.I. Global Utilities                                                       $78        $125        $166         $298
AIM V.I. Government Securities                                                  $77        $121        $159         $285
AIM V.I. Growth and Income                                                      $75        $117        $153         $271
AIM V.I. Growth                                                                 $75        $117        $152         $270
AIM V.I. International Equity                                                   $77        $122        $162         $290
AIM V.I. Value                                                                  $75        $117        $153         $271
American Century VP Balanced                                                    $76        $119        $156         $277
American Century VP International                                               $79        $129        $173         $311
The Drefyus Socially Responsible Growth, Inc.: Initial Shares                   $75        $115        $150         $265
Dreyfus Stock Index: Initial Shares                                             $69         $99        $123         $210
Dreyfus VIF - Growth & Income: Initial Shares                                   $75        $115        $150         $265
Dreyfus VIF - Money Market                                                      $73        $110        $140         $246
Dreyfus VIF - Small Company Stock: Initial Shares                               $76        $120        $157         $280
Fidelity VIP Contrafund                                                         $73        $111        $143         $253
Fidelity VIP Equity-Income                                                      $72        $108        $138         $242
Fidelity VIP Growth                                                             $73        $111        $143         $252
Fidelity VIP High Income                                                        $74        $112        $144         $255
MFS Emerging Growth                                                             $75        $117        $153         $272
MFS Limited Maturity*                                                           $77        $122        $162         $290


*Not available to new investors

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract.

                                                                              1 YEAR      3 YEAR      5 YEAR      10 YEAR
                                                                              ------      ------      ------      -------
AIM V.I. Capital Appreciation                                                   $24         $74        $126         $269
AIM V.I. Diversified Income                                                     $25         $76        $130         $277
AIM V.I. Global Utilities                                                       $27         $82        $141         $298
AIM V.I. Government Securities                                                  $26         $78        $134         $285
AIM V.I. Growth and Income                                                      $24         $74        $127         $271
AIM V.I. Growth                                                                 $24         $74        $127         $270
AIM V.I. International Equity                                                   $26         $80        $136         $290
AIM V.I. Value                                                                  $24         $74        $127         $271
American Century VP Balanced                                                    $25         $76        $130         $277
American Century VP International                                               $28         $86        $147         $311
The Drefyus Socially Responsible Growth , Inc.: Initial Shares                  $24         $73        $124         $265
Dreyfus Stock Index: Initial Shares                                             $18         $56         $97         $210
Dreyfus VIF - Growth & Income: Initial Shares                                   $24         $73        $124         $265
Dreyfus VIF - Money Market                                                      $22         $67        $115         $246
Dreyfus VIF - Small Company Stock: Initial Shares                               $25         $77        $132         $280
Fidelity VIP Contrafund                                                         $22         $69        $118         $253
Fidelity VIP Equity-Income                                                      $21         $66        $113         $242
Fidelity VIP Growth                                                             $22         $69        $117         $252
Fidelity VIP High Income                                                        $23         $70        $119         $255
MFS Emerging Growth                                                             $24         $75        $128         $272
MFS Limited Maturity*                                                           $26         $80        $136         $290



*Not available to new investors

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EARNINGS. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES TO THE PORTFOLIOS ANNUAL EXPENSE TABLE ARE IN EFFECT FOR THE PERIODS PRESENTED ABOVE. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT RIDER WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.35%. IF THAT RIDER WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON THE CURRENT AVERAGE CONTRACT SIZE OF $47,490.

FINANCIAL INFORMATION
-------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.

THE CONTRACT
-------------------------------------------------------------------------------

CONTRACT OWNER

The Glenbrook Provider Variable Annuity is a contract between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person.

The maximum age of the oldest Contract Owner, or Annuitant if the Owner is a non-natural person, cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 28.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend at the time you select an Income Plan. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

    (i) the youngest Contract Owner; otherwise,

    (ii) the youngest Beneficiary.

BENEFICIARY

BENEFICIARY

The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary, or if none surviving, the contingent Beneficiary, will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries or Contingent Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If one or more Beneficiaries survive you (or survives the Annuitant, if the Contract Owner is not a natural person), we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT

Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES
------------------------------------------------------------------------------
MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your sales representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our headquarters.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return your Contract by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

CONTRACT VALUE
------------------------------------------------------------------------------
Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your Fixed Account Options.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment Accumulation Units you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider described on page below.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS

You may allocate your purchase payments to up to 20 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO:                              EACH PORTFOLIO SEEKS:                           INVESTMENT ADVISOR:

AIM VARIABLE INSURANCE FUNDS*
AIM V.I. Capital Appreciation Fund      Growth of capital
AIM V.I. Diversified Income Fund        A high level of current income
AIM V.I. Global Utilities Fund          A high level of current income and
                                        secondarily, growth of capital
AIM V.I. Government Securities Fund     A high level of current income
                                        consistent with a reasonable concern
                                        for safety of principal
AIM V.I. Growth Fund                    Growth of capital                               A I M
                                                                                        Advisors, Inc.
AIM V.I. Growth and Income Fund         Growth of capital with a secondary
                                        objective of current income
AIM V.I. International Equity Fund      Long-term growth of capital
AIM V.I. Value Fund                     Long-term growth of capital and income
                                        as a secondary objective

--------------------------------------------------------------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS (VP), INC.


American Century VP Balanced            Long-term capital growth and current
                                        income

American Century VP International       Long-term capital growth                        American Century
                                                                                        Investment
                                                                                        Management, Inc.
---------------------------------------------------------------------------------------------------------------

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.;
THE DREYFUS STOCK INDEX FUND; AND
THE DREYFUS VARIABLE INVESTMENT FUND (VIF)
(COLLECTIVELY, THE DREYFUS FUNDS)

The Dreyfus Socially Responsible        Capital growth and, secondarily,
Growth Fund, Inc.                       current income
Dreyfus Stock Index Fund                To match the total return of the
                                        Standard & Poor's(C) 500 Composite Stock
                                        Price Index

Dreyfus VIF Growth & Income Portfolio   Long-term  capital growth, current The Dreyfus
                                        income and growth of income, Corporation
                                        consistent with reasonable investment
                                        risk

Dreyfus VIF Money Market Portfolio      A high level of current income as is
                                        consistent with  the preservation of
                                        capital and the maintenance of liquidity

Dreyfus VIF Small Company Stock         Investment returns (consisting of
Portfolio                               capital appreciation and income) that
                                        are greater than the total return
                                        performance of stocks represented by
                                        the Russell 2500-TM- Stock Index
                                        ("Russell 2500")
------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Contrafund-Registered      Long-term capital appreciation
Trademark- Portfolio

Fidelity VIP Equity-Income Portfolio    Reasonable income

Fidelity VIP Growth Portfolio           Capital appreciation

Fidelity VIP High Income Portfolio      High level of current income while              Fidelity
                                        also considering growth of capital              Management &
                                                                                        Research Company

-------------------------------------------------------------------------------------------------------

MFS-REGISTERED TRADEMARK-VARIABLE INSURANCE TRUST-SM-

MFS Emerging Growth Series              Long-term growth of capital

MFS Limited Maturity Series**           Provide as high a level of current income
                                        as is believed to be consistent MFS
                                        Investment with prudent investment risk.
                                        Management(R) Secondary objective is to
                                        protect shareholders' capital.

* A Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

** Not available to new investors.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options including a dollar cost averaging option and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("DCA FIXED ACCOUNT OPTION") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging on page 19.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining in the DCA Fixed Account will be transferred to the Money Market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to this Option, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option. For current interest rate information, please contact your sales representative or Glenbrook customer service at 1-800-755-5275.

GUARANTEE PERIODS

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and ten years in length. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your sales representative or Glenbrook at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment............................................  $10,000
Guarantee Period............................................  5 years
Annual Interest Rate........................................    4.50%


                              END OF CONTRACT YEAR



                                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                                  ----------   ----------   ----------   ----------   ----------

Beginning Contract Value......................    $10,000.00
  X (1 + Annual Interest Rate)                         1.045
                                                  ----------
                                                  $10,450.00

Contract Value at end of Contract Year                         $10,450.00
  X (1 + Annual Interest Rate)                                      1.045
                                                               ----------
                                                               $10,920.25

Contract Value at end of Contract Year                                      $10,920.25
  X (1 + Annual Interest Rate)                                                   1.045
                                                                            ----------
                                                                            $11,411.66

Contract Value at end of Contract Year                                                   $11,411.66
  X (1 + Annual Interest Rate)                                                                1.045
                                                                                         ----------
                                                                                         $11,925.19

Contract Value at end of Contract Year                                                                $11,925.19
  X (1 + Annual Interest Rate)                                                                             1.045
                                                                                                      ----------
                                                                                                      $12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

    1) take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

    2) instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

    3) instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

    4) withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We also will not apply a Market Value Adjustment to a withdrawal you make within the Free Withdrawal Amount as described on page 21.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Dollar Cost Averaging Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub- Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

    Assume that you want your initial purchase payment split among two Variable Sub-Accounts. You want 40% to be in the AIM V.I. Value Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Value Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the AIM V.I. Value Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

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As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account.

In addition, we will waive the contract maintenance charge if total purchase payments are $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.25% of the average daily net assets you have invested in the Variable Sub-Accounts (1.35% if you select the Enhanced Death Benefit Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider to compensate us for the additional risk that we accept by providing these options.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will NOT charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "FREE WITHDRAWAL AMOUNT" are NOT carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

- on the death of the Contract Owner (Annuitant if Contract Owner is not a natural person);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties, income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. you or the Annuitant (if the Contract Owner is not a natural person) are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. you request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the
Annuitant's   immediate  family,  is  the  physician  prescribing  your  or  the
Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see page 8. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY

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You can withdraw some or all of your Contract Value at any time prior to the
Payout Start Date. The amount payable upon withdrawal is the Contract Value or a portion therefore, next computed after we receive the request for a withdrawal at our headquarters, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal will reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

INCOME PAYMENTS

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PAYOUT START DATE

You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

- at least 30 days after the Issue Date; and

- no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.

We also deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS

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We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract Owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiaries. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- any other proof acceptable to us.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a) is the withdrawal amount;

    (b) is the Contract Value immediately prior to the withdrawal; and

    (c) is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT RIDER

For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the value of the Enhanced Death Benefit Rider, which is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. An "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary. The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a) is the withdrawal amount,

    (b) is the Contract Value immediately prior to the withdrawal, and

    (c) is the Contract Value on that Contract Anniversary adjusted by any prior purchase payments and withdrawals since that Contract Anniversary.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 80th birthday. The Enhanced Death Benefit Rider will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

DEATH BENEFIT PAYMENTS A death benefit will be paid:

1. if the Contract Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

2. if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the Settlement Value will be paid. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the Contract Owner eligible to receive the distribution upon death is not a natural person, the Contract Owner may elect to receive the distribution upon death in one or more distributions.

If the Contract Owner is a natural person, the Contract Owner may elect to receive the distribution upon death either in one or more distributions or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

- the life of the Contract Owner; or

- a period not to exceed the life expectancy of the Contract Owner; or

- the life of the Contract Owner with payments guaranteed to a period not to exceed the life expectancy of the Contract Owner.

If the surviving spouse of the deceased Contract Owner is the new Contract Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

MORE INFORMATION

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GLENBROOK

Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of multiple Variable Sub-Accounts, Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc., located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter and distributor of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts; - maintenance of Contract Owner records; - Contract Owner services; - calculation of unit values; - maintenance of the Variable Account; and - preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS

Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.

TAXES

------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Non-qualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2;

2. made as a result of the Contract Owner's death or disability;

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy;

4. made under an immediate annuity; or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed below.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only:

1. on or after the date the employee

  - attains age 59 1/2,

  - separates from service,

  - dies,

  - becomes disabled, or

2. on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING
Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or, over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS

------------------------------------------------------------------------------


Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:/ /www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94042, Palatine, IL 60094 (telephone:
1-800-755-5275).

EXPERTS

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule incorporated herein by reference from the Annual Report on Form 10-K of Glenbrook and from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incoporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PERFORMANCE INFORMATION

-------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.



                                   APPENDIX A

       -------------------------------------------------------------------

                       ACCUMULATION UNIT VALUE AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                                  BASIC POLICY
                                                                 FOR THE YEARS
                                                                   BEGINNING
                                                                JANUARY 1* AND
                                                              ENDING DECEMBER 31
                                                              -------------------
                                                                1998       1999         2000
                                                              --------   --------       -----

AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $30.700        $17.628
  Accumulation Unit Value, End of Period....................  $30.700    $17.628        $15.496
  Number of Units Outstanding, End of Period................    6,547      7,877          8,541
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $10.131        $ 9.802
  Accumulation Unit Value, End of Period....................  $10.131     $9.802        $ 9.739
  Number of Units Outstanding, End of Period................    9,663     13,500          9,544
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $11.444        $15.079
  Accumulation Unit Value, End of Period....................  $11.444    $15.079        $14.539
  Number of Units Outstanding, End of Period................        0          0          1,656
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $10.868        $10.290
  Accumulation Unit Value, End of Period....................  $10.868    $10.290        $11.181
  Number of Units Outstanding, End of Period................      692        719         15,350
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $13.490        $17.998
  Accumulation Unit Value, End of Period....................  $13.490    $17.998        $14.120
  Number of Units Outstanding, End of Period................   15,902     14,265         13,585
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $12.897        $17.081
  Accumulation Unit Value, End of Period....................  $12.897    $17.081        $14.400
  Number of Units Outstanding, End of Period................   52,358     21,097         24,225
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $11.445        $17.507
  Accumulation Unit Value, End of Period....................  $11.445    $17.507        $12.713
  Number of Units Outstanding, End of Period................    1,491      1,207          1,206
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $13.299        $17.043
  Accumulation Unit Value, End of Period....................  $13.299    $17.043        $14.353
  Number of Units Outstanding, End of Period................   34,858     34,854         32,778
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.618    $12.134        $13.175
  Accumulation Unit Value, End of Period....................  $12.134    $13.175        $12.655
  Number of Units Outstanding, End of Period................    9,621      9,793         13,187
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.025    $11.752        $19.020
  Accumulation Unit Value, End of Period....................  $11.752    $19.020        $15.609
  Number of Units Outstanding, End of Period................      344        371            370
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.813    $13.286        $17.688
  Accumulation Unit Value, End of Period....................  $13.286    $17.688        $15.527
  Number of Units Outstanding, End of Period................    4,726      6,933          4,213
DREYFUS STOCK INDEX SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $12.830        $15.267
  Accumulation Unit Value, End of Period....................  $12.830    $15.267        $13.666
  Number of Units Outstanding, End of Period................   39,205     37,405         32,323



                                      A-1





FOR THE YEARS

                                                                   BEGINNING
                                                                JANUARY 1* AND
                                                              ENDING DECEMBER 31
                                                              -------------------
                                                                1998       1999         2000
                                                              --------   --------       -----

DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.602    $11.674        $13.636
  Accumulation Unit Value, End of Period....................  $11.674    $13.636        $12.946
  Number of Units Outstanding, End of Period................   15,709     13,729          6,661
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.198    $10.582        $10.936
  Accumulation Unit Value, End of Period....................  $10.582    $10.936        $11.442
  Number of Units Outstanding, End of Period................      750      6,351            779
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $11.161    $10.359        $11.303
  Accumulation Unit Value, End of Period....................  $10.359    $11.303        $12.104
  Number of Units Outstanding, End of Period................      710        708            708
FIDELITY VIP II CONTRAFUND SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $11.071    $14.205        $17.414
  Accumulation Unit Value, End of Period....................  $14.205    $17.414        $16.044
  Number of Units Outstanding, End of Period................    9,350     10,442          9,095
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.000    $11.270        $11.822
  Accumulation Unit Value, End of Period....................  $11.270    $11.822        $12.647
  Number of Units Outstanding, End of Period................   40,266     40,268         27,073
FIDELITY VIP GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.685    $14.713        $19.950
  Accumulation Unit Value, End of Period....................  $14.713    $19.950        $17.523
  Number of Units Outstanding, End of Period................    6,361      7,516          8,143
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.779    $10.180        $10.862
  Accumulation Unit Value, End of Period....................  $10.180    $10.862        $ 8.309
  Number of Units Outstanding, End of Period................    5,530      6,101          3,264
MFS EMERGING GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  $10.999    $14.566        $25.395
  Accumulation Unit Value, End of Period....................  $14.566    $25.395        $20.144
  Number of Units Outstanding, End of Period................    4,972      6,246          6,845
MFS LIMITED MATURITY SUB-ACCOUNT**
  Accumulation Unit Value, Beginning of Period..............  $10.269    $10.298        $10.780
  Accumulation Unit Value, End of Period....................  $10.298    $10.780        $11.277
  Number of Units Outstanding, End of Period................    1,014        995            995

   * The AIM Variable Sub-Accounts as well as, the Fidelity Equity Income, and
Dreyfus Stock Index Variable Sub-Accounts commenced operations on January 26,
1998. The other Variable Sub-Accounts commenced operations on June 17, 1997, but had no material operations for the year ended December 31, 1997. The
Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.10%.

** Not available to new investors.

                                      A-2

                      ACCUMULATION UNIT VALUES AND NUMBER
                     OF ACCUMULATION UNITS OUTSTANDING FOR
          EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                 BASIC POLICY PLUS ENHANCED DEATH BENEFIT RIDER

                                                                  FOR THE YEARS
                                                              BEGINNING JANUARY 1*
                                                                   AND ENDING
                                                                   DECEMBER 31
                                                              ---------------------
                                                                1998        1999          2000
                                                              ---------   -------        -------

AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $12.344        $17.594
  Accumulation Unit Value, End of Period....................   $12.344     $17.594        $15.450
  Number of Units Outstanding, End of Period................     5,197      13,896         14,129
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $10.121        $ 9.784
  Accumulation Unit Value, End of Period....................   $10.121      $9.784        $ 9.711
  Number of Units Outstanding, End of Period................     8,931       7,601          8,074
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.433        $15.050
  Accumulation Unit Value, End of Period....................   $11.433     $15.050        $13.620
  Number of Units Outstanding, End of Period................         0       1,584            327
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $10.858        $10.270
  Accumulation Unit Value, End of Period....................   $10.858     $10.270        $11.149
  Number of Units Outstanding, End of Period................     7,546      39,816         47,013
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $13.477        $17.964
  Accumulation Unit Value, End of Period....................   $13.477     $17.964        $14.079
  Number of Units Outstanding, End of Period................    15,252      14,638         17,565
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $12.885        $17.048
  Accumulation Unit Value, End of Period....................   $12.885     $17.048        $14.358
  Number of Units Outstanding, End of Period................    53,358      48,463         49,495
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.434        $17.474
  Accumulation Unit Value, End of Period....................   $11.434     $17.474        $12.676
  Number of Units Outstanding, End of Period................     5,403       4,967            977
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $13.287        $17.011
  Accumulation Unit Value, End of Period....................   $13.287     $17.011        $14.311
  Number of Units Outstanding, End of Period................    52,510      64,070         65,919
AMERICAN CENTURY VP BALANCED SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.618     $12.116        $13.142
  Accumulation Unit Value, End of Period....................   $12.116     $13.142        $12.611
  Number of Units Outstanding, End of Period................     7,716      10,484         10,810
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.025     $11.734        $18.972
  Accumulation Unit Value, End of Period....................   $11.734     $18.972        $15.554
  Number of Units Outstanding, End of Period................     5,196       5,546         11,548
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.813     $13.265        $17.643
  Accumulation Unit Value, End of Period....................   $13.265     $17.643        $15.472
  Number of Units Outstanding, End of Period................     4,373       3,528          6,599


                                       A-3






                                                               FOR THE YEARS
                                                                BEGINNING JANUARY 1*
                                                                   AND ENDING
                                                                   DECEMBER 31
                                                              ---------------------
                                                                1998        1999       2000
                                                              ---------   ---------    ------

DREYFUS STOCK INDEX SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $12.819     $15.237
  Accumulation Unit Value, End of Period....................   $12.819     $15.237     $13.626
  Number of Units Outstanding, End of Period................    86,935      80,779      77,360
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.602     $11.656     $13.601
  Accumulation Unit Value, End of Period....................   $11.656     $13.601     $12.900
  Number of Units Outstanding, End of Period................    18,031      18,597      16,850
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.198     $10.566     $10.909
  Accumulation Unit Value, End of Period....................   $10.566     $10.909     $11.402
  Number of Units Outstanding, End of Period................    13,027      40,342       2,062
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $11.161     $10.343     $11.275
  Accumulation Unit Value, End of Period....................   $10.343     $11.275     $12.061
  Number of Units Outstanding, End of Period................     5,753       5,754       2,477
FIDELITY VIP II CONTRAFUND SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $11.071     $14.184     $17.370
  Accumulation Unit Value, End of Period....................   $14.184     $17.370     $15.987
  Number of Units Outstanding, End of Period................    11,838      14,873      17,120
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.000     $11.259     $11.799
  Accumulation Unit Value, End of Period....................   $11.259     $11.799     $12.610
  Number of Units Outstanding, End of Period................    76,050      70,192      67,206
FIDELITY VIP GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.685     $14.691     $19.899
  Accumulation Unit Value, End of Period....................   $14.691     $19.899     $17.461
  Number of Units Outstanding, End of Period................     8,947      11,241      14,641
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.779     $10.164     $10.834
  Accumulation Unit Value, End of Period....................   $10.164     $10.834     $ 8.280
  Number of Units Outstanding, End of Period................    28,509      27,471      18,857
MFS EMERGING GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   $10.999     $14.544     $25.331
  Accumulation Unit Value, End of Period....................   $14.544     $25.331     $20.073
  Number of Units Outstanding, End of Period................     6,085      10,929      14,285
MFS LIMITED MATURITY SUB-ACCOUNT**
  Accumulation Unit Value, Beginning of Period..............   $10.269     $10.273     $10.753
  Accumulation Unit Value, End of Period....................   $10.273     $10.753     $11.237
  Number of Units Outstanding, End of Period................     3,996       5,857       4,938



  * The Enhanced Death Benefit Rider has been available since the contracts were first offered. The inception dates of the Variable Sub-Accounts are listed in the footnote to the Accumulation Unit Value Table for the Basic Policy above. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative expense charge of 0.10%.

** Not available to new investors.
                                      A-4

APPENDIX B

------------------------------------------------------------------------------
MARKET VALUE ADJUSTMENT EXAMPLE

The Market Value Adjustment is based on the following:

  I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

  J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, a weighted average will be used.

  N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan, out of a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                      EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:   $10,000 allocated to a Guarantee Period
Guarantee Period:   5 years

Interest Rate:      4.50%
Full Withdrawal:    End of Contract Year 3


       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at

End of Contract Year 3:                 $10,000.00 X (1.045)TO THE POWER OF 3 = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:     .15 X ($10,000.00) = $1,500.00

Step 3: Calculate the Withdrawal Charge:          .05 X ($10,000.00 - $1,500.00) = $425.00

Step 4: Calculate the Market Value Adjustment:           I      =        4.50%
                                                         J      =        4.20%
                                                                          730 days
                                                         N      =        -------   =  2
   365 days

                                           Market Value Adjustment Factor: .9 X (I - J) X N
                                           = .9 X (.045 - .042) X 2 = .0054
                                           Market Value Adjustment = Market Value
                                           Adjustment Factor X Amount Subject to

                                           Market Value Adjustment:
                                           = .0054 X ($11,411.66 - $1,500) = $53.52

Step 5: Calculate the amount received by Contract
Owner as a result of full withdrawal at the end of
Contract Year 3:                            $11,411.66 - $425.00 + $53.52 = $11,040.18

                                     B-1

                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Contract Value at

End of Contract Year 3:                $10,000.00 X (1.045)TO THE POWER OF 3 = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:     .15 X ($10,000.00) = $1,500.00

Step 3: Calculate the Withdrawal Charge:           .05 X ($10,000.00 - $1,500.00) = $425.00

Step 4: Calculate the Market Value Adjustment:     I      =        4.50%
                                                   J      =        4.80%
                                                                    730 days
                                                   N      =        -------   =  2
                                                                  365 days

                                           Market Value Adjustment Factor: .9 X (I - J) X N
                                           = .9 X (.045 - .048) X (2) = -.0054
                                           Market Value Adjustment = Market Value
                                           Adjustment Factor X Amount Subject to

                                           Market Value Adjustment:
                                           = -.0054 X ($11,411.66 - $1,500) = -$53.52

Step 5: Calculate the amount received by Contract
Owner as a result of full withdrawal at the end of
Contract Year 3:                           $11,411.66 - $425.00 - $53.52 = $10,933.14




STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------



Description

----------------------------------------------------------------------------
   Additions, Deletions or Substitutions of Investments

----------------------------------------------------------------------------
   The Contract

----------------------------------------------------------------------------
      Purchases of Contracts

----------------------------------------------------------------------------
      Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
----------------------------------------------------------------------------
   Performance Information

----------------------------------------------------------------------------
      Standardized Total Returns

----------------------------------------------------------------------------
      Non-standardized Total Returns

----------------------------------------------------------------------------
      Adjusted Historical Total Returns

----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values

----------------------------------------------------------------------------
   Calculation of Variable Income Payments

----------------------------------------------------------------------------
      Calculation of Annuity Unit Values

----------------------------------------------------------------------------
   General Matters

----------------------------------------------------------------------------
      Incontestability

----------------------------------------------------------------------------

Description

----------------------------------------------------------------------------

      Settlements

----------------------------------------------------------------------------
      Safekeeping of the Variable Account's Assets

----------------------------------------------------------------------------
      Premium Taxes

----------------------------------------------------------------------------
      Tax Reserves

----------------------------------------------------------------------------
   Federal Tax Matters

----------------------------------------------------------------------------
   Qualified Plans

----------------------------------------------------------------------------
   Experts

----------------------------------------------------------------------------
   Financial Statements

----------------------------------------------------------------------------


                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

THE GLENBROOK PROVIDER VARIABLE ANNUITY

Glenbrook Life and Annuity Company
P.O. Box 94042
Palatine, IL 60094
Telephone Number: 1-800-755-5275                  Prospectus dated May 1, 2001
--------------------------------------------------------------------------------

Glenbrook Life and Annuity Company ("GLENBROOK") is offering the Glenbrook Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 41 "INVESTMENT ALTERNATIVES". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 38 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS"):

- AIM VARIABLE INSURANCE FUNDS                  -  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
- THE DREYFUS SOCIALLY RESPONSIBLE              -  GOLDMAN SACHS VARIABLE INSURANCE TRUST
  GROWTH FUND, INC.                                  (VIT)
- MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
  TRUST-SM-                                     - DREYFUS STOCK INDEX FUND
- NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST    - DREYFUS VARIABLE INVESTMENT FUND(VIF)
- THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

We (Glenbrook) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page C-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------



                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT
                   FDIC INSURED.

TABLE OF CONTENTS
-------------------------------------------------------------------



                                                                        Page

----------------------------------------------------------------------------
OVERVIEW

----------------------------------------------------------------------------
   Important Terms                                                      3

----------------------------------------------------------------------------
   The Contract At A Glance                                             4

----------------------------------------------------------------------------
   How the Contract Works                                               6

----------------------------------------------------------------------------
   Expense Table                                                        7

----------------------------------------------------------------------------
   Financial Information                                               12

----------------------------------------------------------------------------
CONTRACT FEATURES
----------------------------------------------------------------------------
   The Contract                                                        13

----------------------------------------------------------------------------
   Purchases                                                           14

----------------------------------------------------------------------------
   Contract Value                                                      15

----------------------------------------------------------------------------
   Investment Alternatives                                             16

----------------------------------------------------------------------------
      The Variable Sub-Accounts                                        16

----------------------------------------------------------------------------
      The Fixed Account Options                                        18

----------------------------------------------------------------------------
      Transfers                                                        20

----------------------------------------------------------------------------
   Expenses                                                            22

----------------------------------------------------------------------------
   Access To Your Money                                                24

----------------------------------------------------------------------------
   Income Payments                                                     25

----------------------------------------------------------------------------
   Death Benefits                                                      27

----------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------
   More Information:                                                   29
----------------------------------------------------------------------------
      Glenbrook                                                        29

----------------------------------------------------------------------------
      The Variable Account                                             29

----------------------------------------------------------------------------
      The Portfolios                                                   30

----------------------------------------------------------------------------
      The Contract                                                     30

----------------------------------------------------------------------------
      Qualified Plans                                                  31

----------------------------------------------------------------------------
      Legal Matters                                                    31

----------------------------------------------------------------------------
   Taxes                                                               31

----------------------------------------------------------------------------
   Annual Reports and Other Documents                                  34

----------------------------------------------------------------------------
   Experts                                                             35

----------------------------------------------------------------------------
   Performance Information                                             35

----------------------------------------------------------------------------
APPENDIX A--ACCUMULATION UNIT VALUES                                    A-1
----------------------------------------------------------------------------
APPENDIX B--MARKET VALUE ADJUSTMENT EXAMPLE                             B-1
----------------------------------------------------------------------------
   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                C-1
----------------------------------------------------------------------------

IMPORTANT TERMS
-------------------------------------------------------------------

THIS PROSPECTUS USES A NUMBER OF IMPORTANT TERMS THAT YOU MAY NOT BE FAMILIAR WITH. THE INDEX BELOW IDENTIFIES THE PAGE THAT DESCRIBES EACH TERM. THE FIRST USE OF EACH TERM IN THIS PROSPECTUS APPEARS IN HIGHLIGHTS.



                                                                     Page

--------------------------------------------------------------------------------
   Accumulation Phase                                                  6

--------------------------------------------------------------------------------
   Accumulation Unit                                                  15

--------------------------------------------------------------------------------
   Accumulation Unit Value                                            15

--------------------------------------------------------------------------------
   Anniversary Values                                                 28

--------------------------------------------------------------------------------
   Annuitant                                                          13

--------------------------------------------------------------------------------
   Automatic Additions Plan                                           14

--------------------------------------------------------------------------------
   Automatic Portfolio Rebalancing Program                            21

--------------------------------------------------------------------------------
   Beneficiary                                                        13

--------------------------------------------------------------------------------
   Cancellation Period                                                 4

--------------------------------------------------------------------------------
   Contract*                                                           1

--------------------------------------------------------------------------------
   Contract Anniversary                                                5

--------------------------------------------------------------------------------
   Contract Owner (You)                                               13

--------------------------------------------------------------------------------
   Contract Value                                                      5

--------------------------------------------------------------------------------
   Contract Year                                                       4

--------------------------------------------------------------------------------
   Death Benefit Anniversary                                          27

--------------------------------------------------------------------------------
   Dollar Cost Averaging Program                                      21

--------------------------------------------------------------------------------
   Due Proof of Death                                                 27

--------------------------------------------------------------------------------
   Enhanced Death Benefit Rider                                       27

--------------------------------------------------------------------------------
   Enhanced Death and Income Benefit Combination Rider                28

--------------------------------------------------------------------------------
   Fixed Account Options                                               1

--------------------------------------------------------------------------------
   Free Withdrawal Amount                                             23

--------------------------------------------------------------------------------
   Funds                                                               1

--------------------------------------------------------------------------------
   Glenbrook ("We" or "Us")                                            1

--------------------------------------------------------------------------------
   Guarantee Periods                                                  18

--------------------------------------------------------------------------------
   Income Plan                                                        25

--------------------------------------------------------------------------------
   Investment Alternatives                                             1

--------------------------------------------------------------------------------
   Issue Date                                                          6

--------------------------------------------------------------------------------
   Market Value Adjustment                                            20

--------------------------------------------------------------------------------
   Payout Phase                                                        6

--------------------------------------------------------------------------------
   Payout Start Date                                                  25

--------------------------------------------------------------------------------
   Portfolios                                                          1

--------------------------------------------------------------------------------
   Qualified Contracts                                                 4

--------------------------------------------------------------------------------
   SEC                                                                 1

--------------------------------------------------------------------------------
   Settlement Value                                                   27

--------------------------------------------------------------------------------
   Systematic Withdrawal Program                                      25

--------------------------------------------------------------------------------
   Valuation Date                                                     14

--------------------------------------------------------------------------------
   Variable Account                                                   29

--------------------------------------------------------------------------------
   Variable Sub-Account                                               2

--------------------------------------------------------------------------------



*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

THE FOLLOWING IS A SNAPSHOT OF THE CONTRACT. PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR MORE INFORMATION.

FLEXIBLE PAYMENTS

You can purchase a Contract with as little as $3,000 ($2,000 for "QUALIFIED CONTRACTS", which are Contracts issued within QUALIFIED PLANS). You can add to your Contract as often and as much as you like, but each payment must be at least $50.

-------------------------------------------------------------------------------
RIGHT TO CANCEL
You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("CANCELLATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account.

-------------------------------------------------------------------------------
EXPENSES You will bear the following  expenses:
- Total Variable Account annual fees equal to 1.15% of average daily net assets (1.37% if you select the ENHANCED DEATH BENEFIT RIDER and 1.59% if you select the ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER)
- Annual contract  maintenance charge of $35 (with certain exceptions)
- Withdrawal charges ranging from 0% to 6% of purchase payment  withdrawn
  (with  certain  exceptions)
- Transfer fee of $10 after 12th transfer in any Contract Year (fee currently waived)
- State premium tax (if your state imposes one) In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.
------------------------------------------------------------------------------


INVESTMENT   ALTERNATIVES               The Contract offers 41 investment alternatives
                                        including:
                                            -  3 Fixed Account Options (which credit
                                               interest at rates we guarantee)
                                            -  38 Variable Sub-Accounts investing in
                                               Portfolios offering professional money
                                               management by these investment advisers:
                                               -  A I M ADVISORS, INC.
                                               -  THE DREYFUS CORPORATION
                                               -  FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               -  GOLDMAN SACHS ASSET MANAGEMENT
                                               -  GOLDMAN SACHS ASSET MANAGEMENT
                                                  INTERNATIONAL
                                               -  MFS Investment Management(R)
                                               -  MILLER ANDERSON & SHERRERD, LLP
                                               -  MORGAN STANLEY ASSET MANAGEMENT
                                               -  NEUBERGER BERMAN MANAGEMENT, INC.

TO FIND OUT CURRENT RATES BEING PAID ON THE FIXED ACCOUNT OPTIONS OR HOW THE
VARIABLE SUB-ACCOUNTS HAVE PERFORMED,CALL US AT 1-800-755-5275.

-------------------------------------------------------------------------------

SPECIAL SERVICES                        For your convenience, we offer these special services:
                                            -  AUTOMATIC PORTFOLIO REBALANCING
                                                PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
------------------------------------------------------------------------------------

INCOME PAYMENTS                         You can choose fixed income payments, variable
                                        income payments, or a combination of the two.
                                        You can receive your income payments in one
                                        of the following ways:
                                                - life income with  guaranteed  payments
                                                - a "joint and survivor" life income with
                                                  guaranteed payments
                                                - guaranteed payments for a specified
                                                  period (5 to 30 years)
------------------------------------------------------------------------------------

DEATH  BENEFITS                         If you or the ANNUITANT  (if  the Contract
                                        is  owned  by a non-natural  person)  die
                                        before the PAYOUT  START  DATE,  we will pay
                                        the death benefit described in the Contract.
                                        We offer an Enhanced Death Benefit Rider and
                                        an Enhanced Death and Income Benefit Combination Rider.
------------------------------------------------------------------------------------

TRANSFERS                               Before the Payout Start Date,  you may transfer
                                        your  Contract  value ("CONTRACT VALUE") among
                                        the investment alternatives, with certain
                                        restrictions. Transfers to a GUARANTEE PERIOD
                                        of the Fixed Account must be at least $50.

                                        We do not currently impose a fee upon transfers.
                                        However, we reserve the right to charge $10
                                        per transfer after the 12th transfer in each "Contract
                                        Year", which we measure from the date we issue your
                                        Contract or a Contract anniversary
                                        ("CONTRACT ANNIVERSARY").
------------------------------------------------------------------------------------

WITHDRAWALS                             You may withdraw some or all of your Contract
                                        Value at anytime prior to the Payout Start
                                        Date.  In general, you must withdraw at least
                                        $50 at a time. Full or partial withdrawals are
                                        available under limited circumstances on or after
                                        the Payout Start Date. A 10% federal tax penalty
                                        may apply if you withdraw before you are 59 1/2 years
                                        old. A withdrawal charge and MARKET VALUE ADJUSTMENT
                                        also  may apply.



HOW THE CONTRACT WORKS
------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 41 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on pages 25-26 . You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

 ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
 DATE                                        DATE

----------------------------------------------------------------------------------
You can buy     You save for    You elect to receive  You can receive    Or you can
a Contract      retirement      income payments or    income payments    receive
                                receive a lump        for a set period   income
                                sum payment                              payments for
                                                                         life

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*

Number of Complete Years Since We Received the

Purchase Payment Being Withdrawn:   0     1     2     3     4     5     6+

------------------------------------------------------------------------------
Applicable
Charge:                             6%    6%    5%    5%    4%    3%    0%
-------------------------------------------------------------------------------
Annual Contract Maintenance
Charge                                                                  $35.00**
-------------------------------------------------------------------------------
Transfer
Fee                                                                    $10.00***
------------------------------------------------------------------------------

 *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)



Mortality and Expense Risk Charge                              1.05%*
----------------------------------------------------------------------
Administrative Expense Charge                                  0.10%
----------------------------------------------------------------------
Total Variable Account Annual Expenses                         1.15%
----------------------------------------------------------------------



*If you select the Enhanced Death Benefit Rider, the mortality and expense risk charge is 1.27%. If you select the Enhanced Death and Income Benefit Combination Rider, the mortality and expense risk charge is 1.49%.

PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)1

                                                      Management Fees                                 Total Portfolio
Portfolio                                                                Rule 12b-1      Other        Annual Expenses
                                                                            Fees       Expenses

AIM V.I. Balanced Fund                                     0.75%            N/A          0.35%             1.10%
AIM V.I. Capital Appreciation Fund                         0.61%            N/A          0.21%             0.82%
AIM V.I. Diversified Income Fund                           0.60%            N/A          0.30%             0.90%
AIM V.I. Global Utilities Fund                             0.65%            N/A          0.45%             1.10%
AIM V.I. Government Securities Fund                        0.50%            N/A          0.47%             0.97%
AIM V.I. Growth Fund                                       0.61%            N/A          0.22%             0.83%
AIM V.I. Growth and Income Fund                            0.60%            N/A          0.24%             0.84%
AIM V.I. High Yield (2)                                    0.63%            N/A          0.56%             1.19%
AIM V.I. International Equity Fund                         0.73%            N/A          0.29%             1.02%
AIM V.I. Value Fund                                        0.61%            N/A          0.23%             0.84%
The Dreyfus Socially Responsible Growth Fund, Inc.:        0.75%            N/A          0.03%             0.78%
Initial Shares
Dreyfus Stock Index Fund: Initial Shares                   0.25%            N/A          0.01%             0.26%
Dreyfus VIF - Growth & Income Portfolio: Initial           0.75%            N/A          0.03%             0.78%
Shares
Dreyfus VIF - Money Market Portfolio                       0.50%            N/A          0.10%             0.60%
Dreyfus VIF - Small Company Stock Portfolio:               0.75%            N/A          0.18%             0.93%
Initial Shares
Fidelity VIP Contrafund Portfolio (3,4)                    0.57%            N/A          0.09%             0.66%
Fidelity VIP Equity-Income Portfolio (3,4)                 0.48%            N/A          0.08%             0.56%
Fidelity VIP Growth Portfolio (3,4)                        0.57%            N/A          0.08%             0.65%
Fidelity VIP High Income Portfolio (3)                     0.58%            N/A          0.10%             0.68%
Goldman Sachs VIT Capital Growth Fund (5)                  0.75%            N/A          0.25%             1.00%
Goldman Sachs VIT CORESM Small Cap Equity Fund (5)         0.75%            N/A          0.25%             1.00%
Goldman Sachs VIT CORESM U.S. Equity Fund                  0.70%            N/A          0.20%             0.90%
Goldman Sachs VIT Global Income Fund (5)                   0.90%            N/A          0.25%             1.05%
Goldman Sachs VIT Growth and Income Fund (5)               0.75%            N/A          0.25%             1.00%
Goldman Sachs VIT International Equity Fund (5)            1.00%            N/A          0.35%             1.35%
MFS Emerging Growth Series (6)                             0.75%            N/A          0.10%             0.85%
MFS Investors Trust Series (6,7)                           0.75%            N/A          0.12%             0.87%
MFS New Discovery Series (6,8)                             0.90%            N/A          0.16%             1.06%
Morgan Stanley UIF Equity Growth Portfolio (9)             0.48%            N/A          0.37%             0.85%
Morgan Stanley UIF Fixed Income Portfolio (9)              0.21%            N/A          0.49%             0.70%
Morgan Stanley UIF Global Equity Portfolio (9)             0.52%            N/A          0.63%             1.15%
Morgan Stanley UIF International Magnum Portfolio          0.50%            N/A          0.68%             1.18%
(9)
Morgan Stanley UIF Mid Cap Value Portfolio (9)             0.53%            N/A          0.52%             1.05%
Morgan Stanley UIF U.S. Real Estate Portfolio (9)          0.74%            N/A          0.36%             1.10%
Morgan Stanley UIF Value Portfolio (9)                     0.31%            N/A          0.54%             0.85%
Neuberger Berman AMT Guardian Portfolio (10)               0.85%            N/A          0.15%             1.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio (10)         0.84%            N/A          0.14%             0.98%
Neuberger Berman AMT Partners Portfolio                    0.82%            N/A          0.10%             0.92%


1. Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. Expenses have been restated to reflect current fees.

3. Initial Class

4. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

5. Goldman Sachs Asset Management, the investment advisor has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the calculated per annum (above table) as of each funds' respective average daily net assets. Without the limitations described above, "Other Expenses" and "Total Portfolio Annual Expenses" would be estimated as follows:

                                           Management                                      Total Portfolio
Portfolio                                     Fees          Rule                Other      Annual Expenses
                                                            12b-1               Expenses
                                                            Fees
Goldman Sachs VIT Capital Growth Fund           0.75%       N/A                   0.94%          1.69%
Goldman Sachs VIT CORESM Small Cap              0.75%       N/A                   0.75%          1.50%
Equity Fund
Goldman Sachs VIT Global Income Fund            0.90%       N/A                   1.78%          2.68%
Goldman Sachs VIT Growth and Income Fund        0.75%       N/A                   0.47%          1.22%
Goldman Sachs VIT International Equity          1.00%       N/A                   0.77%          1.77%
Fund


The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time.

6. Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expense" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would be lower, and for service class shares would be estimated to be: 0.84% for Emerging Growth Series, 0.86% for Investors Trust Series, and 1.05% for New Discovery Series.

7. Effective May 1, 2001, the Series changed its name from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

8. MFS has contractually agreed, subject to reimbursement, bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

9. Absent voluntary reductions and reimbursements for certain Portfolios, "Management Fees," "Rule 12b-1 Fees," "Other Expenses," and "Total Portfolio Annual Expenses" as a percent of average net assets of the portfolios would have been as follows:



                                                             Management Fees                                        Total Portfolio
Portfolio                                                                      Rule 12b-1 Fees    Other Expenses    Annual Expenses
Morgan Stanley UIF Equity Growth Portfolio                   0.55%                   N/A                   0.37%              0.92%
Morgan Stanley UIF Fixed Income Portfolio                    0.40%                   N/A                   0.49%              0.89%
Morgan Stanley UIF Global Equity Portfolio                   0.80%                   N/A                   0.63%              1.43%
Morgan Stanley UIF International Magnum Portfolio            0.80%                   N/A                   0.68%              1.48%
Morgan Stanley UIF Mid Cap Value Portfolio                   0.75%                   N/A                   0.52%              1.27%
Morgan Stanley UIF U.S. Real Estate Portfolio                0.80%                   N/A                   0.36%              1.16%
Morgan Stanley UIF Value Portfolio                           0.55%                   N/A                   0.54%              1.09%

The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time.

10. The expense reimbursement agreements with respect to the AMT Guardian and AMT Mid-Cap Growth Portfolios provide for Neuberger Berman Management, Inc. ("NBMI") to recoup through December 31, 2004 amounts reimbursed by NBMI under the agreements, provided such recoupment would not cause the Portfolios to exceed their respective expense limitations.

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

- elected the Enhanced Death and Income Benefit Combination Rider.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                            1 YEAR  3 YEAR  5 YEAR  10 YEAR
                                            ------  ------  ------  -------
AIM V.I. Balanced                             $79     $129    $173    $312
AIM V.I. Capital Appreciation                 $76     $121    $159    $284
AIM V.I. Diversified Income                   $77     $123    $163    $292
AIM V.I. Global Utilities                     $79     $129    $173    $312
AIM V.I. Government Securities                $78     $125    $167    $299
AIM V.I. Growth and Income                    $77     $121    $160    $286
AIM V.I. Growth                               $77     $121    $159    $285
AIM V.I. High Yield                           $80     $132    $178    $320
AIM V.I. International Equity                 $78     $127    $169    $304
AIM V.I. Value                                $77     $121    $160    $286
The Dreyfus Socially Responsible Growth,      $76     $119    $157    $279
Inc.: Initial Shares
Dreyfus Stock Index: Initial Shares           $71     $103    $130    $225
Dreyfus VIF - Growth & Income:                $76     $119    $157    $279
Initial Shares
Dreyfus VIF - Money Market                    $74     $114    $148    $261
Dreyfus VIF - Small Company Stock:            $78     $124    $164    $295
Initial Shares
Fidelity VIP Contrafund                       $75     $116    $151    $267
Fidelity VIP Equity-Income                    $74     $113    $146    $257
Fidelity VIP Growth                           $75     $115    $150    $266
Fidelity VIP High Income                      $75     $116    $152    $269
Goldman Sachs VIT Capital Growth              $78     $126    $168    $302
Goldman Sachs VIT CORESM Small Cap Equity     $78     $126    $168    $302
Goldman Sachs VIT CORESM U.S. Equity          $77     $123    $163    $292
Goldman Sachs VIT Global Income               $80     $131    $176    $317
Goldman Sachs VIT Growth and Income           $78     $126    $168    $302
Goldman Sachs VIT International Equity        $82     $137    $186    $336
MFS Emerging Growth                           $77     $122    $160    $287
MFS Investors Trust                           $77     $122    $161    $289
MFS New Discovery                             $79     $128    $171    $308
Morgan Stanley UIF Equity Growth              $77     $122    $160    $287
Morgan Stanley UIF Fixed Income               $75     $117    $153    $271
Morgan Stanley UIF Global Equity              $80     $131    $176    $317
Morgan Stanley UIF International Magnum       $80     $132    $177    $319
Morgan Stanley UIF Mid Cap Value              $79     $128    $171    $307
Morgan Stanley UIF U.S. Real Estate           $80     $132    $178    $321
Morgan Stanley UIF Value                      $77     $122    $160    $287
Neuberger Berman AMT Guardian                 $78     $126    $168    $302
Neuberger Berman AMT Mid-Cap Growth           $78     $126    $167    $300
Neuberger Berman AMT Partners                 $77     $124    $164    $294



EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each period.

                                            1 YEAR  3 YEAR  5 YEAR  10 YEAR
                                            ------  ------  ------  -------
AIM V.I. Balanced                             $28      $87    $148    $312
AIM V.I. Capital Appreciation                 $25      $78    $133    $284
AIM V.I. Diversified Income                   $26      $81    $137    $292
AIM V.I. Global Utilities                     $28      $87    $148    $312
AIM V.I. Government Securities                $27      $83    $141    $299
AIM V.I. Growth and Income                    $26      $79    $134    $286
AIM V.I. Growth                               $26      $78    $134    $285
AIM V.I. High Yield                           $29      $89    $152    $320
AIM V.I. International Equity                 $27      $84    $144    $304
AIM V.I. Value                                $26      $79    $134    $286
The Dreyfus Socially Responsible Growth,      $25      $77    $131    $279
Inc.: Initial Shares
Dreyfus Stock Index: Initial Shares           $20      $61    $104    $225
Dreyfus VIF - Growth & Income:                $25      $77    $131    $279
Initial Shares
Dreyfus VIF - Money Market                    $23      $71    $122    $261
Dreyfus VIF - Small Company Stock:            $27      $82    $139    $295
Initial Shares
Fidelity VIP Contrafund                       $24      $73    $125    $267
Fidelity VIP Equity-Income                    $23      $70    $120    $257
Fidelity VIP Growth                           $24      $73    $125    $266
Fidelity VIP High Income                      $24      $74    $126    $269
Goldman Sachs VIT Capital Growth              $27      $84    $143    $302
Goldman Sachs VIT CORESM Small Cap Equity     $27      $84    $143    $302
Goldman Sachs VIT CORESM U.S. Equity          $26      $81    $137    $292
Goldman Sachs VIT Global Income               $29      $88    $150    $317
Goldman Sachs VIT Growth and Income           $27      $84    $143    $302
Goldman Sachs VIT International Equity        $31      $94    $160    $336
MFS Emerging Growth                           $26      $79    $135    $287
MFS Investors Trust                           $26      $80    $136    $289
MFS New Discovery                             $28      $85    $146    $308
Morgan Stanley UIF Equity Growth              $26      $79    $135    $287
Morgan Stanley UIF Fixed Income               $24      $74    $127    $271
Morgan Stanley UIF Global Equity              $29      $88    $150    $317
Morgan Stanley UIF International Magnum       $29      $89    $152    $319
Morgan Stanley UIF Mid Cap Value              $28      $85    $145    $307
Morgan Stanley UIF U.S. Real Estate           $29      $90    $153    $321
Morgan Stanley UIF Value                      $26      $79    $135    $287
Neuberger Berman AMT Guardian                 $27      $84    $143    $302
Neuberger Berman AMT Mid-Cap Growth           $27      $83    $142    $300
Neuberger Berman AMT Partners                 $26      $81    $138    $294


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EARNINGS. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES TO THE PORTFOLIO ANNUAL EXPENSE TABLE ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.49%. IF THAT RIDER WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON THE CURRENT AVERAGE CONTRACT SIZE OF $47,490.

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE". Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statement contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
The Glenbrook Provider Variable Annuity is a contract between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving contract Owner dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of the oldest Contract Owner, or Annuitant if the Owner is a non-natural person, cannot exceed 90 as of the date we received the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued within a qualified plan. See "Qualified Plans" on page .

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the

Contract Owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

         (i) the youngest Contract Owner; otherwise,

        (ii) the youngest Beneficiary.

BENEFICIARY

BENEFICIARY

The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary, or if none surviving, the contingent Beneficiary, will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries or Contingent Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If one or more Beneficiaries survive you (or survives the Annuitant, if the Contract Owner is not a natural person), we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

CONTRACT VALUE
-------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider described on pages .

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 38 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

Portfolio:                                           Each Portfolio Seeks:                        Investment
Advisor:

AIM VARIABLE INSURANCE FUNDS*
AIM V.I. Balanced Fund

                                            As high a total return as
                                            possible, consistent with
                                            preservation of capital
AIM V.I. Capital Appreciation Fund          Growth of capital
AIM V.I. Diversified Income Fund            A high level of current income
AIM V.I. Global Utilities Fund              A high level of current income and
                                            secondarily, growth of capital                      A I M Advisors, Inc.
AIM V.I. Government Securities Fund         A high level of current income
                                            consistent with a reasonable concern
                                            for safety of principal
AIM V.I. Growth Fund                        Growth of capital
AIM V.I. Growth and Income Fund             Growth of capital with a secondary
                                            objective of current income
AIM V.I. High Yield Fund                    A high level of current income
AIM V.I. International Equity Fund          Long-term growth of capital
AIM V.I. Value Fund                         Long-term growth of capital and
                                            income as a secondary objective

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.;
THE DREYFUS STOCK INDEX FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND
(VIF) (COLLECTIVELY, THE DREYFUS FUNDS)
The Dreyfus Socially Responsible Growth     Capital growth and, secondarily,
Fund,Inc.                                   current income Dreyfus Stock Index Fund
                                            To match the total return of the Standard &
                                            Poor's(C) 500 Composite Stock Price Index
Dreyfus VIF Growth & Income Portfolio       Long-term capital growth, current income
                                            and growth of income, consistent with
                                            reasonable investment risk

                                                                                             The Dreyfus
                                                                                             Corporation
Dreyfus VIF Money Market Portfolio           A high level of current income as
                                             is consistent with the preservation
                                             of capital and the  maintenance of liquidity
Dreyfus VIF Small Company Stock Portfolio    Investment returns (consisting of
                                             capital appreciation and income) that are
                                             greater than  the total return performance of
                                             stocks represented by the Russell
                                             2500-TM-Stock Index ("Russell 2500")
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio         Reasonable income
Fidelity VIP Growth Portfolio                Capital appreciation
                                                                                                Fidelity Management &
Fidelity VIP High Income Portfolio           High level of current income while                 Research Company
                                             also considering growth of capital
Fidelity VIP Contrafund-Registered Trademark- Long-term capital appreciation
Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
Goldman Sachs VIT Capital Growth Fund         Long-term growth of capital
Goldman Sachs VIT CORE-SM- Small Cap Equity   Long-term growth of capital
Fund
                                                                                                Goldman Sachs Asset
Goldman Sachs VIT CORE-SM- U.S. Equity Fund   Long-term growth of capital and                   Management
dividend income
Goldman Sachs VIT Global Income Fund          A high total return, emphasizing
                                              current income and, to a lesser extent
                                              providing opportunities for capital
                                              appreciation

Goldman Sachs VIT Growth and Income Fund      Long-term growth of capital and
growth of income
Goldman Sachs VIT International Equity Fund    Long-term capital appreciation                   Goldman Sachs Asset
                                                                                                Management International

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
MFS Emerging Growth Series                    Long-term growth of capital
MFS Investors Trust Series**                  Long-term growth of capital with                  MFS Investment
                                              a secondary objective to seek reasonable          Management(R)
                                              current income
MFS New Discovery Series                      Capital appreciation
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Morgan Stanley UIF Equity Growth             Long-term capital appreciation                     Morgan Stanley Asset
                                                                                                Management

Morgan Stanley UIF Fixed Income              Above-average total return over a
                                             market cycle of three to five years                Miller Anderson &
                                                                                                Sherrerd, LLP
Morgan Stanley UIF Global Equity             Long-term capital appreciation                      Morgan Stanley Asset
                                                                                                Management

Morgan Stanley UIF International Magnum      Long-term capital appreciation                     Morgan Stanley
                                                                                                Asset Management

Morgan Stanley UIF Mid Cap Value             Above-average total return over a
                                             market cycle of three to five years                Miller Anderson &
                                                                                                Sherrerd, LLP
Morgan Stanley UIF U.S. Real Estate          Above-average current income and
                                             long-term capital appreciation                     Morgan Stanley Asset
                                                                                                Management
Morgan Stanley UIF Value                     Above-average total return over a
                                             market cycle of three to five years                Miller Anderson &
                                                                                                Sherrerd, LLP

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Guardian                Long-term growth of capital;                       Neuberger Berman
                                             current income is a secondary                      Management Inc.
                                             goal
Neuberger Berman AMT Mid-Cap Growth          Growth of capital
Neuberger Berman AMT Partners                Growth of capital


 *A portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

**Effective May 1, 2001, the Series changed its name from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 dollar cost averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("DCA FIXED ACCOUNT OPTION") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 21.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal amounts remaining in the DCA Fixed Account will be allocated to the Money Market Variable Sub-Account. No transfers are permitted into the Dollar Cost Averaging Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to THE SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made.

We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 12 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the Money Market Variable Sub-Account.

If you discontinue the Short Term Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term Dollar Cost Averaging Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Glenbrook customer service at 1-800-755-5275.

GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s).

Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Glenbrook at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment.........................  $10,000
Guarantee Period.........................  5 years
Annual Interest Rate.....................    4.50%




                                                                   END OF CONTRACT YEAR

                                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
Beginning Contract Value                      $10,000.00
X (1 + Annual Interest Rate)                     X 1.045
                                              ----------
                                              $10,450.00

Contract Value at end of Contract Year                     $10,450.00
X (1 + Annual Interest Rate)                                  X 1.045
                                                           ----------
                                                           $10,920.25
Contract Value at end of Contract Year                                  $10,920.25
X (1 + Annual Interest Rate)                                               X 1.045
                                                                        ----------
                                                                        $11,411.66

Contract Value at end of Contract Year                                               $11,411.66
X (1 + Annual Interest Rate)                                                            X 1.045
                                                                                     ----------
                                                                                     $11,925.19

Contract Value at end of Contract Year                                                            $11,925.19
X (1 + Annual Interest Rate)                                                                         X 1.045
                                                                                                  ----------
                                                                                                  $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 - $10,000)



This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1. Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2. Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3. Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4. Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We also will not apply a Market Value Adjustment to a withdrawal you make:

- within the Free Withdrawal Amount as described on page 23,

- that qualify for one of the waivers as described on page 23,

- to satisfy the IRS minimum distribution rules for the Contract, or

- a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short-Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

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As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts (1.27% if you select the Enhanced Death Benefit Rider, and 1.49% if you select the Enhanced Death and Income Benefit Combination Rider). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider to compensate us for the additional risk that we accept by providing these options.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers as described below.


We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see pages 8-9. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY
-----------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS
------------------------------------------------------------------------------

PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

- at least 30 days after the Issue Date; and

- no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Option, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date.

If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
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We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract Owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- any other proof acceptable to us.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a)   =   is the withdrawal amount;
    (b)   =   is the Contract Value immediately
              prior to the withdrawal; and
    (c)   =   is the Contract value on the Death
              Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT RIDER
If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

The enhanced death benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary. The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   is the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the Contract Value on that Contract
              Anniversary adjusted by any prior purchase payments and withdrawals since that Contract Anniversary.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a natural person, 80th birthday.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

- the date we determine the death benefit, or

- the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's, 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the most recently calculated
              enhanced death benefit.


ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER
You may elect not to choose the Enhanced Death Benefit Rider and may instead choose the Enhanced Death and Income Benefit Combination Rider.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to the value the enhanced death benefit would be on the Payout Start Date.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

- is prior to the Annuitant's 90th Birthday.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.

DEATH BENEFIT PAYMENTS A death benefit will be paid:

1. if the Contract Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

2. if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the Settlement Value will be paid. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the Contract Owner eligible to receive the distribution upon death is not a natural person, the Contract Owner may elect to receive the distribution upon death in one or more distributions.

If the Contract Owner is a natural person, the Contract Owner may elect to receive the distribution upon death either in one or more distributions or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

- the life of the Contract Owner; or

- a period not to exceed the life expectancy of the Contract Owner; or

- the life of the Contract Owner with payments guaranteed to a period not to exceed the life expectancy of the Contract Owner.

If the surviving spouse of the deceased Contract Owner is the new Contract Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge or Market Value Adjustment.

MORE INFORMATION
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GLENBROOK

Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of multiple Variable Sub-Accounts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS
If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
 Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.

TAXES

------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2;

2. made as a result of the Contract Owner's death or disability;

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availablity of the Contract for use with any of the Qualified Plans listed above.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1998, and all earnings on salary reduction contributions, may be made only:

1. on or after the date the employee

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

2. on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING
Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
-----------------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94042, Palatine, IL 60094 (telephone:
1-800-755-5275).

EXPERTS

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule incorporated herein by reference from the Annual Report on Form 10-K of Glenbrook and from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000, and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

APPENDIX A
-------------------------------------------------------------------

                      ACCUMULATION UNIT VALUE AND NUMBER OF

                     ACCUMULATION UNITS OUTSTANDING FOR EACH

                      VARIABLE SUB-ACCOUNT SINCE CONTRACTS

                               WERE FIRST OFFERED

                                  BASIC POLICY

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73          $12.66
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $12.66          $11.99
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    7,487          52,646
---------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.39          $16.29
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.39   $16.29          $14.35
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    8,743          73,347
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.22          $ 9.91
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.22   $ 9.91          $ 9.87
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      721             721
---------------------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73          $14.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $14.16          $13.68
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --           --
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.38          $ 9.85
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.38   $ 9.85          $10.73
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --           2,954
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.83          $15.82
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.83   $15.82          $12.43
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   13,275          69,688
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.36          $15.09
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.36   $15.09          $12.74
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   12,180          53,747
---------------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.31          $11.27
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.31   $11.27          $ 9.03
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    7,387           9,651
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.68          $16.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.68   $16.38          $11.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --        0           4,196
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.52          $14.80
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.52   $14.80          $12.49
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   42,074         115,418
---------------------------------------------------------------------------------------------



                                       A-1






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.79          $14.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.79   $14.40          $12.66
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,130           5,459
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.87          $12.97
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.87   $12.97          $11.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    9,930          23,030
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH  AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.65          $12.47
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.65   $12.47          $11.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    2,680           3,326
---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.05          $10.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.05   $10.40          $10.91
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.65          $11.66
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.65   $11.66          $12.51
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      236             429
---------------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.66          $14.33
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.66   $14.33          $13.23
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   18,963         101,434
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.48          $11.02
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.48   $11.02          $11.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   30,264         100,008
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.20          $15.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.20   $15.22          $13.40
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   25,821         168,574
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43          $11.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $11.16         $ 8.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,837          45,099
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.10          $13.99
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.10   $13.99          $12.73
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             573
---------------------------------------------------------------------------------------------
GOLDMAN SACHS CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.60          $12.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.60   $12.36          $12.44
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       86             717
---------------------------------------------------------------------------------------------



                                       A-2






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.89          $13.46
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.89   $13.46          $12.02
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      317             --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $ 9.67          $ 9.92
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 9.67   $ 9.92          $10.70
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             724
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $ 9.94          $10.46
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 9.94   $10.46          $ 9.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      637             636
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.84          $14.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.84   $14.25          $12.24
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             168
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.95          $20.88
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.95   $20.88          $16.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,059          58,025
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.81          $11.41
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.81   $11.41          $11.26
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    6,295          15,337
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.38          $19.52
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.38   $19.52          $18.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      183           3,148
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.94          $15.09
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.94   $15.09          $13.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             162
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.15          $ 9.87
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.15   $ 9.87          $10.85
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --              --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43          $10.73
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $10.73          $11.83
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             959
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF INTERNATIONAL MAGNUM SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.39          $12.85
--------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.39   $12.85          $11.13
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --              --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                   $10.00        $10.96    $13.07
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                         $10.96        $13.07    $14.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         5,400
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF U.S. REAL ESTATE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                    $10.00       $10.18    $ 9.91
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                          $10.18       $ 9.91    $12.67
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --         --            --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                    $10.00      $ 9.95     $ 9.65
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                          $ 9.95      $ 9.65     $11.93
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --        --            233
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                    $10.00      $10.81     $12.28
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                          $10.81      $12.28     $10.31
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --         --        28,736
--------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT MID-CAP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00        $12.13     $18.45
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $12.13        $18.45     $16.88
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --           296        696
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                   $10.00       $10.31     $10.94
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                         $10.31       $10.94     $10.90
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --         --          --
--------------------------------------------------------------------------------------------


                                                        A-3



*The Contracts were first offered on November 10, 1998. The Accumulation Unit
 Values in this table reflects a mortality and expense risk charge of 1.05% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998.





                      ACCUMULATION UNIT VALUE AND NUMBER OF

                     ACCUMULATION UNITS OUTSTANDING FOR EACH

                      VARIABLE SUB-ACCOUNT SINCE CONTRACTS

                               WERE FIRST OFFERED

                        WITH ENHANCED DEATH BENEFIT RIDER

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73          $12.63
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $12.63          $11.94
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   16,023          98,137
---------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.39          $16.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.39   $16.25          $14.28
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                     1,466   17,447         131,704
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.22          $ 9.88
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.22   $ 9.88          $ 9.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.72          $14.13
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.72   $14.13          $13.62
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      154             327
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.38          $ 9.83
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.38   $ 9.83          $10.68
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.82          $15.78
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.82   $15.78          $12.38
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   14,400         102,325
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.36          $15.05
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.36   $15.05          $12.68
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   16,349          92,631
---------------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.31          $11.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.31   $11.25          $ 8.98
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,356          14,461
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.68           $16.34
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.68   $16.34           $11.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      606            4,960
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.52          $14.76
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.52   $14.76          $12.43
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   35,445         212,348
---------------------------------------------------------------------------------------------



                                                        A-4









 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.78          $14.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.78   $14.36          $12.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,093           1,147
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.87          $12.94
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.87   $12.94          $11.58
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    5,556          16,753
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH & INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.64          $12.43
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.64   $12.43          $11.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.04          $10.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.04   $10.38          $10.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --           4,766
---------------------------------------------------------------------------------------------
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.66          $11.63
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.66   $11.63          $12.45
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       737       --             468
---------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.66          $14.29
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.66   $14.29          $13.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   30,660         158,502
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.47          $10.99
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.47   $10.99          $11.76
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   17,530          80,075
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.20          $15.19
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.20   $15.19          $13.33
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       313   45,514         210,159
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43          $11.13
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $11.13          $ 8.51
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,914          55,337
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.09          $13.95
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.09   $13.95          $12.67
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.60          $12.33
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.60   $12.33          $12.38
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------



                                       A-5






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.89          $13.42
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.89   $13.42          $11.97
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $ 9.67          $ 9.90
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 9.67   $ 9.90          $14.28
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $ 9.94          $ 9.90
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 9.94   $ 9.90          $ 9.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.84          $14.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.84   $14.22          $12.18
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             272
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.9           $20.83
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.95   $20.83          $16.52
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,068          78,095
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.81          $11.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.81   $11.38          $11.21
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,323          23,834
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.38          $19.47
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.38   $19.47          $18.83
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,669           2,029
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.94          $15.05
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.94   $15.05          $13.11
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,953           1,953
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.15          $ 9.85
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.15   $ 9.85          $10.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,566           4,181
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43          $10.71
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $10.71          $11.78
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       245       --             --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF INTERNATIONAL MAGNUM SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.38          $12.83
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.38   $12.83          $11.08
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      624             624
---------------------------------------------------------------------------------------------



                                       A-6






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998     1999            2000

---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.96          $13.04
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.96   $13.04          $14.25
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF U.S. REAL ESTATE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.17          $ 9.89
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.17   $ 9.89          $12.61
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $ 9.95          $ 9.63
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 9.95   $ 9.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      903
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.80          $12.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.80   $12.25          $12.22
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,333             --
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT MID CAP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $12.12          $18.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $12.12   $18.40          $16.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             929
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.30          $10.91
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.30   $10.91          $10.84
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --             --
---------------------------------------------------------------------------------------------


*The Contracts were first offered on November 10, 1998. The Accumulation Unit
 Values in this table reflect a mortality and expense risk charge of 1.27% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998.

                                       A-7





                      ACCUMULATION UNIT VALUE AND NUMBER OF

                     ACCUMULATION UNITS OUTSTANDING FOR EACH

                      VARIABLE SUB-ACCOUNT SINCE CONTRACTS

                               WERE FIRST OFFERED
            WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER



 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998      1999           2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.73        $12.60
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.73   $ 12.60        $11.88
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        405    43,121       101,781
---------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.39        $16.21
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.39   $ 16.21        $14.22
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        398    16,046       122,768
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.21        $ 9.86
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.21   $  9.86        $ 9.78
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,484         1,484
---------------------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.72        $14.09
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.72   $ 14.09        $13.59
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.38        $ 9.80
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.38   $  9.80        $10.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.82        $15.74
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.82   $ 15.74        $12.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        386    21,246       108,292
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.36        $15.01
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.36   $ 15.01        $12.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    11,459        66,400
---------------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.31        $11.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.31   $ 11.22        $ 8.94
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       185        10,889
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.68        $16.30
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.68   $ 16.30        $11.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,943         3,483
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.51        $14.73
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.51   $ 14.73        $12.37
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    34,288       159,570
---------------------------------------------------------------------------------------------



                                       A-8






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998      1999           2000

---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $10.786        $14.33
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.786   $ 14.33        $12.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     5,493         7,121
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.87        $12.90
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.87   $ 12.90        $11.52
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        401    19,955        21,326
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.64        $12.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.64   $ 12.40        $11.75
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,983         3,676
---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.04        $10.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.04   $ 10.36        $10.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       577           489
---------------------------------------------------------------------------------------------
DREYFUS VIF SMALL COMPANY STOCK SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.65        $11.60
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.65   $ 11.60        $12.39
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,542         2,538
---------------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.65        $14.26
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.65   $ 14.26        $13.10
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        387    32,161       131,791
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.47        $10.96
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.47   $ 10.96        $11.70
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    11,621        45,849
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.19        $15.15
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.19   $ 15.15        $13.27
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    22,088       151,189
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43        $11.10
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 11.10        $ 8.47
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,667        31,190
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.09        $13.92
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.09   $ 13.92        $12.61
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,449        4,173
---------------------------------------------------------------------------------------------
GOLDMAN SACHS CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.59        $12.30
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.59   $ 12.30        $12.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,918        18,069
---------------------------------------------------------------------------------------------



                                       A-9






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998      1999           2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.89        $13.39
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.89   $ 13.39        $11.91
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        401    20,515        23,250
---------------------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.66        $ 9.87
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.66   $  9.87        $10.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.93        $10.41
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.93   $ 10.41        $ 9.76
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        419     2,081         2,047
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.84        $14.18
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.84   $ 14.18        $12.12
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         1,812
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.94        $20.78
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.94   $ 20.78        $16.44
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        377    19,189        63,991
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.81        $11.35
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.81   $ 11.35        $11.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     4,808        11,160
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.38        $19.42
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.38   $ 19.42        $18.74
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       707         1,509
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.94        $15.02
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.94   $ 15.02        $13.04
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        406     7,464        11,011
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.15        $ 9.82
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.15   $  9.82        $10.75
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.42        $10.69
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.42   $ 10.69        $11.72
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       245           363
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF INTERNATIONAL MAGNUM SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.38        $12.79
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.38   $ 12.79        $11.03
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------



                                      A-10







 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31.     1998      1999           2000

---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.96        $13.01
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.96   $ 13.01        $14.18
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        408     1,788         4,089
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF U.S. REAL ESTATE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.17         $ 9.86
--------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.17   $  9.86        $12.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.95        $ 9.61
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.95   $  9.61        $11.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,465        16,697
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT GUARDIAN SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.80        $12.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.80   $ 12.22        $12.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,924         1,415
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT MID CAP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 12.12        $18.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 12.12   $ 18.36        $16.72
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        64         1,853
---------------------------------------------------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.30        $10.89
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.30   $ 10.89        $10.79
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,996        16,330
---------------------------------------------------------------------------------------------


*The Contracts were first offered on November 10, 1998. The Accumulation Unit
 Values in this table reflect a mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998.

                                      A-11


APPENDIX B
MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, we will use a weighted average.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

EXAMPLES OF MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------



Purchase Payment:   $10,000 allocated to a Guarantee Period
Guarantee Period:   5 years

Interest Rate:      4.50%
Full Withdrawal:    End of Contract Year 3


       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
               = $10,000 X (1.045) TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                         = .15 X ($10,000.00) = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                    = .05 X ($10,000.00 - $1,500.00) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.20%
                              730 DAYS
                      N   =   --------   =   2
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) - N
                        = .9 X (.045 - .042) X 2 = .0054
  MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                     = .0054 X ($11,411.66 - $1,500) = $53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

                   = $11,411.66 - $425.00 + $53.52 = $11,040.18

                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
              = $10,000.00 X (1.045) TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                         = .15 X ($10,000.00) = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                    = .05 X ($10,000.00 - $1,500.00) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.80%
                              730 DAYS
                      N   =   --------   =   2
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) X N
                      = .9 X (.045 - .048) X (2) = -.0054

  MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                    = -.0054 X ($11,411.66 - $1,500) = -$53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

     = $11,411.66 - $425.00 - $53.52 = $10,933.14

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------



DESCRIPTION

----------------------------------------------------------------------------
   Additions, Deletions or Substitutions of Investments

----------------------------------------------------------------------------
   The Contract

----------------------------------------------------------------------------
      Purchases of Contracts

----------------------------------------------------------------------------
      Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
----------------------------------------------------------------------------
   Performance Information

----------------------------------------------------------------------------
      Standardized Total Returns

----------------------------------------------------------------------------
      Non-standardized Total Returns

----------------------------------------------------------------------------
      Adjusted Historical Total Returns

----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values

----------------------------------------------------------------------------
   Calculation of Variable Income Payments

----------------------------------------------------------------------------
      Calculation of Annuity Unit Values

----------------------------------------------------------------------------
   General Matters

----------------------------------------------------------------------------
      Incontestability

----------------------------------------------------------------------------
      Settlements

----------------------------------------------------------------------------
      Safekeeping of the Variable Account's Assets

----------------------------------------------------------------------------
      Premium Taxes

----------------------------------------------------------------------------
      Tax Reserves

----------------------------------------------------------------------------
   Federal Tax Matters

----------------------------------------------------------------------------
   Qualified Plans

----------------------------------------------------------------------------
   Experts

----------------------------------------------------------------------------
   Financial Statements

----------------------------------------------------------------------------


                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

THE GLENBROOK PROVIDER VARIABLE ANNUITY

Glenbrook Life and Annuity Company
P.O. Box 94042
Palatine, IL 60094
Telephone Number: 1-800-755-5275                  Prospectus dated May 1, 2001

--------------------------------------------------------------------------------
Glenbrook Life and Annuity Company ("GLENBROOK") is offering the Glenbrook Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 42 "INVESTMENT ALTERNATIVES". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 39 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the portfolios ("Portfolios") of the following mutual funds ("FUNDS"):

- AIM VARIABLE INSURANCE FUNDS              - FRANKLIN TEMPLETON VARIABLE INSURANCE
                                                  PRODUCTS TRUST
- THE DREYFUS SOCIALLY RESPONSIBLE          - GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
  GROWTH FUND, INC.                         - MFS(R)VARIABLE INSURANCE TRUST(SM)
- DREYFUS STOCK INDEX FUND                  - OPPENHEIMER VARIABLE ACCOUNT FUNDS
- DREYFUS VARIABLE INVESTMENT FUND (VIF)    - THE UNIVERSAL INSTITUTIONAL FUNDS,INC.
- FIDELITY VARIABLE INSURANCE PRODUCTS FUND


Each Fund has multiple investment Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

We (Glenbrook) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page C-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT
                   FDIC INSURED.

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                           Page

----------------------------------------------------------------------------
Overview
----------------------------------------------------------------------------
   Important Terms                                                         3
----------------------------------------------------------------------------
   The Contract At A Glance                                                4
----------------------------------------------------------------------------
   How the Contract Works                                                  6
----------------------------------------------------------------------------
   Expense Table                                                           7
----------------------------------------------------------------------------
   Financial Information                                                  12
----------------------------------------------------------------------------
Contract Features
----------------------------------------------------------------------------
   The Contract                                                           13
----------------------------------------------------------------------------
   Purchases                                                              14
----------------------------------------------------------------------------
   Contract Value                                                         15
----------------------------------------------------------------------------
   Investment Alternatives                                                16
----------------------------------------------------------------------------
      The Variable Sub-Accounts                                           16
----------------------------------------------------------------------------
      The Fixed Account Options                                           18
----------------------------------------------------------------------------
      Transfers                                                           21
----------------------------------------------------------------------------
   Expenses                                                               22
----------------------------------------------------------------------------
   Access To Your Money                                                   25
----------------------------------------------------------------------------
   Income Payments                                                        25
----------------------------------------------------------------------------
   Death Benefits                                                         27
----------------------------------------------------------------------------
Other Information
----------------------------------------------------------------------------
   More Information:                                                      30
----------------------------------------------------------------------------
      Glenbrook                                                           30
----------------------------------------------------------------------------
      The Variable Account                                                30
----------------------------------------------------------------------------
      The Portfolios                                                      31
----------------------------------------------------------------------------
      The Contract                                                        31
----------------------------------------------------------------------------
      Qualified Plans                                                     32
----------------------------------------------------------------------------
      Legal Matters                                                       32
----------------------------------------------------------------------------
   Taxes                                                                  33
----------------------------------------------------------------------------
   Annual Reports and Other Documents                                     36
----------------------------------------------------------------------------
   Experts                                                                36
----------------------------------------------------------------------------
   Performance Information                                                38
----------------------------------------------------------------------------
Appendix A--Accumulation Unit Values                                     A-1
----------------------------------------------------------------------------
Appendix B--Market Value Adjustment Example                              B-1
----------------------------------------------------------------------------
Statement of Additional Information Table of Contents                    C-1
----------------------------------------------------------------------------

IMPORTANT TERMS
-------------------------------------------------------------------

THIS PROSPECTUS USES A NUMBER OF IMPORTANT TERMS THAT YOU MAY NOT BE FAMILIAR WITH. THE INDEX BELOW IDENTIFIES THE PAGE THAT DESCRIBES EACH TERM. THE FIRST USE OF EACH TERM IN THIS PROSPECTUS APPEARS IN HIGHLIGHTS.



                                                                        Page

--------------------------------------------------------------------------------
   Accumulation Phase                                                   15

--------------------------------------------------------------------------------
   Accumulation Unit                                                    15

--------------------------------------------------------------------------------
   Accumulation Unit Value                                              15

--------------------------------------------------------------------------------
   Anniversary Values                                                   28

--------------------------------------------------------------------------------
   Annuitant                                                            13

--------------------------------------------------------------------------------
   Automatic Additions Plan                                             14

--------------------------------------------------------------------------------
   Automatic Portfolio Rebalancing Program                              21

--------------------------------------------------------------------------------
   Beneficiary                                                          13

--------------------------------------------------------------------------------
   Cancellation Period                                                  15

--------------------------------------------------------------------------------
   Contract*                                                            31

--------------------------------------------------------------------------------
   Contract Anniversary                                                  5

--------------------------------------------------------------------------------
   Contract Owner (You)                                                 13

--------------------------------------------------------------------------------
   Contract Value                                                       15

--------------------------------------------------------------------------------
   Contract Year                                                         4

--------------------------------------------------------------------------------
   Death Benefit Anniversary                                            28

--------------------------------------------------------------------------------
   Dollar Cost Averaging Program                                        21

--------------------------------------------------------------------------------
   Due Proof of Death                                                   27

--------------------------------------------------------------------------------
   Enhanced Death Benefit Rider                                         28

--------------------------------------------------------------------------------
   Enhanced Death and Income Benefit Combination Rider                  28

--------------------------------------------------------------------------------
   Enhanced Death and Income Benefit Combination Rider II               29

--------------------------------------------------------------------------------
   Fixed Account Options                                                18

--------------------------------------------------------------------------------
   Free Withdrawal Amount                                               23

--------------------------------------------------------------------------------
   Funds                                                                 1

--------------------------------------------------------------------------------
   Glenbrook ("We" or "Us")                                             30

--------------------------------------------------------------------------------
   Guarantee Periods                                                    18

--------------------------------------------------------------------------------
   Income Plan                                                          26

--------------------------------------------------------------------------------
   Investment Alternatives

--------------------------------------------------------------------------------
   Issue Date                                                            6

--------------------------------------------------------------------------------
   Market Value Adjustment                                              20

--------------------------------------------------------------------------------
   Payout Phase                                                          6

--------------------------------------------------------------------------------
   Payout Start Date                                                    25

--------------------------------------------------------------------------------
   Portfolios                                                           31

--------------------------------------------------------------------------------
   Qualified Contracts                                                  34

--------------------------------------------------------------------------------
   SEC                                                                   1

--------------------------------------------------------------------------------
   Settlement Value                                                     28

--------------------------------------------------------------------------------
   Systematic Withdrawal Program                                        25

--------------------------------------------------------------------------------
   Valuation Date                                                       14

--------------------------------------------------------------------------------
   Variable Account                                                     30

--------------------------------------------------------------------------------
   Variable Sub-Account                                                 16

--------------------------------------------------------------------------------



*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

THE FOLLOWING IS A SNAPSHOT OF THE CONTRACT. PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR MORE INFORMATION.



FLEXIBLE PAYMENTS                       You can  purchase a Contract  with as little as $3,000
                                        ($2,000  for  "QUALIFIED CONTRACTS",  which are Contracts
                                        issued within QUALIFIED PLANS).  You can add to
                                        your  Contract  as often and as much as you like,
                                        but each  payment  must be at least $50.
------------------------------------------------------------------------------------
RIGHT TO CANCEL                         You may cancel  your  Contract  within 20 days of receipt
                                        or any longer  period  as  your  state  may  require
                                        ("CANCELLATION   PERIOD").   Upon cancellation,  we
                                        will return your  purchase  payments  adjusted,  to the
                                        extent federal  or state law  permits,  to reflect  the
                                        investment  experience  of any amounts allocated to the
                                        Variable Account.
------------------------------------------------------------------------------------
EXPENSES                                You will bear the following  expenses:

                                        - Total Variable Account annual fees  equal to 1.15% of
                                        average  daily  net assets (1.37% if you  select the
                                        ENHANCED  DEATH  BENEFIT  RIDER;  1.59% if you selected
                                        the ENHANCED  DEATH AND INCOME  BENEFIT   COMBINATION
                                        RIDER  (for  Contracts  issued  before  September
                                        22, 2000);  and  1.65% if you  select  the  ENHANCED
                                        DEATH  AND  INCOME  BENEFIT COMBINATION RIDER II
                                        (for Contracts issued on or after September 22, 2000).
                                        -  Annual contract maintenance charge of
                                        $35 (with certain exceptions)
                                        -  Withdrawal charges ranging from 0% to 6% of purchase
                                        payment withdrawn (with  certain exceptions)
                                        -  Transfer fee of $10 after 12th  transfer in any
                                        Contract Year (fee  currently waived)
                                        -  State premium tax (if your state  imposes one)
                                        In addition, each Portfolio pays expenses that you will
                                        bear indirectly if you invest in a  Variable Sub-Account.
------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES                 The Contract offers 42 investment alternatives
                                        including:
                                            -  3 Fixed Account Options (which credit
                                               interest at rates we guarantee)
                                            -  39 Variable Sub-Accounts investing in
                                               Portfolios offering professional money
                                               management by these investment advisers:
                                               -  A I M ADVISORS, INC.
                                               -  THE DREYFUS CORPORATION
                                               -  FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               -  FRANKLIN ADVISERS, INC.
                                               -  FRANKLIN MUTUAL ADVISERS, LLC
                                               -  GOLDMAN SACHS ASSET MANAGEMENT
                                               -  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                               -  MFS Investment Management(R)
                                               -  MILLER ANDERSON & SHERRERD, LLP
                                               -  MORGAN STANLEY ASSET MANAGEMENT
                                               -  OPPENHEIMERFUNDS, INC.
                                               -  TEMPLETON ASSET MANAGEMENT LTD
                                               -  TEMPLETON GLOBAL ADVISORS LIMITED
                                               -  TEMPLETON INVESTMENT COUNSEL, LLC

TO FIND OUT  CURRENT  RATES BEING PAID ON THE FIXED  ACCOUNT  OPTIONS OR HOW THE
VARIABLE SUB-ACCOUNTS HAVE PERFORMED, CALL US AT 1-800-755-5275.

------------------------------------------------------------------------------------
SPECIAL SERVICES                        For your convenience, we offer these special services:
                                            -  AUTOMATIC PORTFOLIO REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
------------------------------------------------------------------------------------
INCOME PAYMENTS                         You can choose fixed income payments, variable income
                                        payments, or a combination of the two. You can receive
                                        your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a "joint and survivor" life income
                                               with guaranteed payments
                                            -  guaranteed payments for a specified
                                               period (5 to 30 years)
------------------------------------------------------------------------------------
DEATH BENEFITS                          If you or the ANNUITANT (if the Contract
                                        is owned by a non-natural person) die before the
                                        PAYOUT START DATE, we will pay  the death benefit
                                        described in the Contract. We offer an Enhanced Death
                                        Benefit Rider and an Enhanced Death and Income
                                        Benefit Combination Rider II.
------------------------------------------------------------------------------------
TRANSFERS                               Before the Payout Start Date, you may transfer your
                                        Contract value ("CONTRACT VALUE") among the investment
                                        alternatives, with certain restrictions. Transfers to a
                                        GUARANTEE PERIOD of the Fixed Account must be at least $50.
                                        We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the
                                        12th  transfer in each "Contract  Year", which we measure
                                        from the date we issue your Contract or a Contract
                                        anniversary ("CONTRACT ANNIVERSARY").
------------------------------------------------------------------------------------
WITHDRAWALS                             You may withdraw some or all of your Contract
                                        Value at anytime prior to the Payout Start
                                        Date. In general, you must withdraw at least
                                        $50 at a time. Full or partial withdrawals are
                                        vailable under limited circumstances on or after
                                        the Payout Start Date. A 10% federal tax penalty
                                        may apply if you withdraw before you are 59 1/2
                                        years old. A withdrawal charge and MARKET VALUE
                                        ADJUSTMENT also may apply.




HOW THE CONTRACT WORKS
------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 42 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 25. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

 ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
 DATE                                        DATE

----------------------------------------------------------------------------------
You buy      You save for       You elect to receive  You can receive    Or you can
a Contract   retirement         income payments or    income payments    receive
                                receive a lump        for a set period   income
                                sum payment                              payments for
                                                                         life

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.

EXPENSE TABLE
-----------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*



Number of Complete Years Since We Received the
Purchase Payment Being Withdrawn    0   1   2   3   4   5   6+

------------------------------------------------------------------------------
Applicable Charge:                  6%  6%  5%  5%  4%  3%  0%
------------------------------------------------------------------------------
Annual Contract Maintenance Charge                     $35.00**
------------------------------------------------------------------------------
Transfer
Fee                                                    10.00***
-----------------------------------------------------------------------------

 *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Without the Enhanced Death Benefit Option, Enhanced Death and Income Benefit Combination Rider, or Enhanced Death and Income Benefit Combination Rider II

Mortality and Expense Risk Charge                              1.05%
Administrative Expense Charge                                  0.10%
Total Variable Account Annual Expenses                         1.15%


With the Enhanced Death Benefit Option

Mortality and Expense Risk Charge                               1.27%
Administrative Expense Charge                                   0.10%
Total Variable Account Annual Expenses                          1.37%


With the Enhanced Death and Income Benefit Combination Rider (for Contracts issued before September 22, 2000)

Mortality and Expense Risk Charge                               1.49%
Administrative Expense Charge                                   0.10%
Total Variable Account Annual Expenses                          1.59%


With the Enhanced Death and Income Benefit Combination Rider II (for Contracts issued on or after September 22, 2000)

Mortality and Expense Risk Charge                               1.55%
Administrative Expense Charge                                   0.10%
Total Variable Account Annual Expenses                          1.65%



PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets)1

                                                                 Management                                   Total Portfolio
Portfolio                                                           Fees       Rule 12b-1       Other         Annual Expenses
                                                                                  Fees         Expenses

AIM V.I. Balanced Fund                                             0.75%           N/A          0.35%              1.10%
AIM V.I. Diversified Income Fund                                   0.60%           N/A          0.30%              0.90%
AIM V.I. Government Securities Fund                                0.50%           N/A          0.47%              0.97%
AIM V.I. Growth Fund                                               0.61%           N/A          0.22%              0.83%
AIM V.I. Growth and Income Fund                                    0.60%           N/A          0.24%              0.84%
AIM V.I. International Equity Fund                                 0.73%           N/A          0.29%              1.02%
AIM V.I. Value Fund                                                0.61%           N/A          0.23%              0.84%
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial        0.75%           N/A          0.03%              0.78%
Shares
Dreyfus Stock Index Fund: Initial Shares                           0.25%           N/A          0.01%              0.26%
Dreyfus VIF - Growth & Income Portfolio: Initial Shares            0.75%           N/A          0.03%              0.78%
Dreyfus VIF - Money Market Portfolio                               0.50%           N/A          0.10%              0.60%
Fidelity VIP Contrafund Portfolio (2,3)                            0.57%           N/A          0.09%              0.66%
Fidelity VIP Equity-Income Portfolio (2,3)                         0.48%           N/A          0.08%              0.56%
Fidelity VIP Growth Portfolio (2,3)                                0.57%           N/A          0.08%              0.65%
Fidelity VIP High Income Portfolio (2)                             0.58%           N/A          0.10%              0.68%
Franklin Small Cap Fund - Class 2 (4,5,6)                          0.49%          0.25%         0.28%              1.02%
Mutual Shares Securities Fund - Class 2 (4)                        0.60%          0.25%         0.20%              1.05%
Templeton Developing Markets Securities Fund - Class 2 (4)         1.25%          0.25%         0.31%              1.81%
Templeton Growth Securities Fund - Class 2 (4,7)                   0.81%          0.25%         0.06%              1.12%
Templeton International Securities Fund - Class 2 (4)              0.67%          0.25%         0.20%              1.12%
Goldman Sachs VIT Capital Growth Fund (8)                          0.75%           N/A          0.25%              1.00%
Goldman Sachs VIT CORESM Small Cap Equity Fund (8)                 0.75%           N/A          0.25%              1.00%
Goldman Sachs VIT CORESM U.S. Equity Fund                          0.70%           N/A          0.20%              0.90%
Goldman Sachs VIT Global Income Fund (8)                           0.90%           N/A          0.25%              1.05%
Goldman Sachs VIT International Equity Fund (8)                    1.00%           N/A          0.35%              1.35%
MFS Emerging Growth Series (9)                                     0.75%           N/A          0.10%              0.85%
MFS Investors Trust Series (9,10)                                  0.75%           N/A          0.12%              0.87%
MFS New Discovery Series (9,11)                                    0.90%           N/A          0.16%              1.06%
MFS Research Series (9)                                            0.75%           N/A          0.10%              0.85%
Morgan Stanley UIF Equity Growth Portfolio (12)                    0.48%           N/A          0.37%              0.85%
Morgan Stanley UIF Fixed Income Portfolio (12)                     0.21%           N/A          0.49%              0.70%
Morgan Stanley UIF Global Equity Portfolio (12)                    0.52%           N/A          0.63%              1.15%
Morgan Stanley UIF Mid Cap Value Portfolio (12)                    0.53%           N/A          0.52%              1.05%
Morgan Stanley UIF Value Portfolio (12)                            0.31%           N/A          0.54%              0.85%
Oppenheimer Aggressive Growth Fund/VA                              0.62%           N/A          0.02%              0.64%
Oppenheimer Capital Appreciation Fund/VA                           0.64%           N/A          0.03%              0.67%
Oppenheimer Global Securities Fund/VA                              0.64%           N/A          0.04%              0.68%
Oppenheimer Main Street Growth & Income Fund/VA                    0.70%           N/A          0.03%              0.73%
Oppenheimer Strategic Bond Fund/VA                                 0.74%           N/A          0.05%              0.79%


1. Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. Initial Class

3. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

4. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

5. "Total Portfolio Annual Expenses" differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

6. The manager has agreed in advance to make an estimated reduction of 0.04% of its fee to reflect reduced services resulting from the Fund's investment on a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, the "Total Portfolio Annual Expenses" are estimated to be 1.06%

7. The Fund administration fee is paid indirectly through the management fee.

8. Goldman Sachs Asset Management, the investment advisor has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the calculated per annum (above table) as of each funds' respective average daily net assets. Without the limitations described above, "Other Expenses" and "Total Portfolio Annual Expenses" would be estimated as follows:

                                                          Management                               Total Portfolio
Portfolio                                                    Fees        Rule 12b-1   Other        Annual Expenses
                                                                            Fees       Expenses

Goldman Sachs VIT Capital Growth Fund                       0.75%           N/A         0.94%           1.69%
Goldman Sachs VIT CORESM Small Cap Equity Fund              0.75%           N/A         0.75%           1.50%
Goldman Sachs VIT Global Income Fund                        0.90%           N/A         1.78%           2.68%
Goldman Sachs VIT International Equity Fund                 1.00%           N/A         0.77%           1.77%

The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time.

9. Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would be lower, and for service class shares would be estimated to be: 0.84% for Emerging Growth Series, 0.86% for Investors Trust Series, 1.05% for New Discovery Series, and 0.84% for Research Series.

10. Effective May 1, 2001, the Series changed its name from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

11. MFS has contractually agreed, subject to reimbursement, bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

12. Absent voluntary reductions and reimbursements for certain Portfolios, "Management Fees," "Rule 12b-1 Fees," "Other Expenses," and "Total Portfolio Annual Expenses" as a percent of average net assets of the portfolios would have been as follows:

Portfolio                                       Management         12b-1           Other                 Total
                                                   Fees             Fees          Expenses            Portfolio
                                                                                                    Annual Expenses

Morgan Stanley UIF Equity Growth Portfolio         0.55%             N/A             0.37%               0.92%
Morgan Stanley UIF Fixed Income Portfolio          0.40%             N/A             0.49%               0.89%
Morgan Stanley UIF Global Equity Portfolio         0.80%             N/A             0.63%               1.43%
Morgan Stanley UIF Mid Cap Value Portfolio         0.75%             N/A             0.52%               1.27%
Morgan Stanley UIF Value Portfolio                 0.55%             N/A             0.54%               1.09%

The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time.

Example 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

- elected the Enhanced Death and Income Benefit Combination Rider II.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                          1 YEAR  3 YEAR  5 YEAR  10 YEAR

AIM V.I. Balanced                           $79    $129    $173    $312
AIM V.I. Diversified Income                 $77    $123    $163    $292
AIM V.I. Government Securities              $78    $125    $167    $299
AIM V.I. Growth and Income                  $77    $121    $160    $286
AIM V.I. Growth                             $77    $121    $159    $285
AIM V.I. International Equity               $78    $127    $169    $304
AIM V.I. Value                              $77    $121    $160    $286
The Dreyfus Socially Responsible Growth:    $76    $119    $157    $279
Initial Shares
Dreyfus Stock Index: Initial Shares         $71    $103    $130    $225
Dreyfus VIF - Growth & Income:              $76    $119    $157    $279
Initial Shares
Dreyfus VIF - Money Market                  $74    $114    $148    $261
Fidelity VIP Contrafund                     $75    $116    $151    $267
Fidelity VIP Equity-Income                  $74    $113    $146    $257
Fidelity VIP Growth                         $75    $115    $150    $266
Fidelity VIP High Income                    $75    $116    $152    $269
Franklin Small Cap - Class 2                $78    $127    $169    $304
Mutual Shares Securities - Class 2          $79    $128    $171    $307
Templeton Developing Markets Securities     $87    $151    $208    $379
- Class 2
Templeton Global Income Securities          $78    $125    $167    $299
- Class 2
Templeton Growth Securities - Class 2       $80    $130    $174    $314
Goldman Sachs VIT Capital Growth            $78    $126    $168    $302
Goldman Sachs VIT CORESM Small Cap          $78    $126    $168    $302
Equity
Goldman Sachs VIT CORESM U.S. Equity        $77    $123    $163    $292
Goldman Sachs VIT Global Income             $80    $131    $176    $317
Goldman Sachs VIT International Equity      $82    $137    $186    $336
MFS Emerging Growth                         $77    $122    $160    $287
MFS Investors Trust                         $77    $122    $161    $289
MFS New Discovery                           $79    $128    $171    $308
MFS Research                                $77    $122    $160    $287
Morgan Stanley UIF Equity Growth            $77    $122    $160    $287
Morgan Stanley UIF Fixed Income             $75    $117    $153    $271
Morgan Stanley UIF Global Equity            $80    $131    $176    $317
Morgan Stanley UIF Mid Cap Value            $79    $128    $171    $307
Morgan Stanley UIF Value                    $77    $122    $160    $287
Oppenheimer Aggressive Growth               $75    $115    $150    $265
Oppenheimer Capital Appreciation            $75    $116    $151    $268
Oppenheimer Global Securities               $75    $116    $152    $269
Oppenheimer Main Street Growth & Income     $76    $118    $154    $274
Oppenheimer Strategic Bond                  $76    $120    $157    $280


Example 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each period.

                                          1 YEAR  3 YEAR  5 YEAR  10 YEAR

AIM V.I. Balanced                           $28     $87    $148    $312
AIM V.I. Diversified Income                 $26     $81    $137    $292
AIM V.I. Government Securities              $27     $83    $141    $299
AIM V.I. Growth and Income                  $26     $79    $134    $286
AIM V.I. Growth                             $26     $78    $134    $285
AIM V.I. International Equity               $27     $84    $144    $304
AIM V.I. Value                              $26     $79    $134    $286
The Dreyfus Socially Responsible Growth:    $25     $77    $131    $279
Initial Shares
Dreyfus Stock Index: Initial Shares         $20     $61    $104    $225
Dreyfus VIF - Growth & Income:              $25     $77    $131    $279
Initial Shares
Dreyfus VIF - Money Market                  $23     $71    $122    $261
Fidelity VIP Contrafund                     $24     $73    $125    $267
Fidelity VIP Equity-Income                  $23     $70    $120    $257
Fidelity VIP Growth                         $24     $73    $125    $266
Fidelity VIP High Income                    $24     $74    $126    $269
Franklin Small Cap - Class 2                $27     $84    $144    $304
Mutual Shares Securities - Class 2          $28     $85    $145    $307
Templeton Developing Markets Securities     $36    $108    $183    $379
- Class 2
Templeton Global Income Securities          $27     $83    $141    $299
- Class 2
Templeton Growth Securities - Class 2       $29     $87    $149    $314
Goldman Sachs VIT Capital Growth            $27     $84    $143    $302
Goldman Sachs VIT CORESM Small Cap          $27     $84    $143    $302
Equity
Goldman Sachs VIT CORESM U.S. Equity        $26     $81    $137    $292
Goldman Sachs VIT Global Income             $29     $88    $150    $317
Goldman Sachs VIT International Equity      $31     $94    $160    $336
MFS Emerging Growth                         $26     $79    $135    $287
MFS Investors Trust                         $26     $80    $136    $289
MFS New Discovery                           $28     $85    $146    $308
MFS Research                                $26     $79    $135    $287
Morgan Stanley UIF Equity Growth            $26     $79    $135    $287
Morgan Stanley UIF Fixed Income             $24     $74    $127    $271
Morgan Stanley UIF Global Equity            $29     $88    $150    $317
Morgan Stanley UIF Mid Cap Value            $28     $85    $145    $307
Morgan Stanley UIF Value                    $26     $79    $135    $287
Oppenheimer Aggressive Growth               $24     $73    $124    $265
Oppenheimer Capital Appreciation            $24     $74    $126    $268
Oppenheimer Global Securities               $24     $74    $126    $269
Oppenheimer Main Street Growth & Income     $25     $75    $129    $274
Oppenheimer Strategic Bond                  $25     $77    $132    $280


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EARNINGS. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES TO THE PORTFOLIO ANNUAL EXPENSE TABLE ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.55%. IF THAT RIDER WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON THE CURRENT AVERAGE CONTRACT SIZE OF $47,490.

FINANCIAL INFORMATION
---------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.

THE CONTRACT
----------------------------------------------------------------------------

CONTRACT OWNER
The Glenbrook Provider Variable Annuity is a contract between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued within a qualified plan. See "Qualified Plans" on page 32.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the

Contract Owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

         (i) the youngest Contract Owner; otherwise,

        (ii) the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary, or if none surviving, the contingent Beneficiary, will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries or Contingent Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If one or more Beneficiaries survive you (or survives the Annuitant, if the Contract Owner is not a natural person), we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

-----------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We reserve the right to reject any application in our sole discretion.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

CONTRACT VALUE
-----------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced

Death and Income Benefit Combination Rider, and the Enhanced Death and Income Benefit Rider II described on pages 28-29.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
---------------------------------------------------------------------------

You may allocate your purchase payments to up to 39 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

Portfolio:                              Each Portfolio Seeks:                            Investment Advisor:


AIM VARIABLE INSURANCE FUNDS*
AIM V.I. Balanced Fund                  As high a total return                          A I M Advisors, Inc.
                                        as possible, consistent with
                                        preservation of capital
AIM V.I. Diversified Income Fund        A high level of current income

AIM V.I. Government Securities          A high level of current income
 Fund                                   consistent with a reasonable
                                        concern for safety of principal

AIM V.I. Growth Fund                    Growth of capital

AIM V.I. Growth and Income Fund         Growth of capital with a
                                        secondary objective of
                                        current income

AIM V.I. International Equity Fund      Long-term growth of capital

AIM V.I. Value Fund                     Long-term growth of capital
                                        and income as a secondary objective

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX
FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (VIF) (COLLECTIVELY, THE DREYFUS
FUNDS)

The Dreyfus Socially Responsible        Capital growth and,                             The Dreyfus Corporation
Growth Fund, Inc.                       secondarily, current income

Dreyfus Stock Index Fund                To match the total return
                                        of the Standard & Poor's(C)
                                        500 Composite Stock Price Index

Dreyfus VIF Growth & Income             Long-term capital growth,
Portfolio                               current income and growth
                                        of income, consistent with
                                        reasonable investment risk

Dreyfus VIF Money Market Portfolio      A high level of current income as is
                                        consistent with the preservation of
                                        capital and the maintenance of
                                        liquidity

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Contrafund                 Long-term capital appreciation                Fidelity Management & Portfolio
                                                                                         Research Company

Fidelity VIP Equity-Income Portfolio    Reasonable income

Fidelity VIP Growth Portfolio           Capital appreciation

Fidelity VIP High Income Portfolio      High level of current income while also
                                        considering growth of capital

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -- CLASS 2
Franklin Small Cap Fund                 Long-term capital growth                        Franklin Advisers, Inc.

Mutual Shares Securities Fund           Capital appreciation.                           Franklin Mutual
                                        Secondary goal is income                        Advisers, LLC.

Templeton Developing Markets            Long-term capital appreciation
Securities Fund                                                                         Templeton Asset Management LTD

Templeton Growth Securities Fund        Long-term capital growth                        Templeton Global Advisors Limited

Templeton International                 Long-term capital growth                        Templeton Investment Securities Fund
                                                                                                Counsel, LLC

GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
Goldman Sachs VIT Capital               Long-term growth of capital                     Goldman Sachs Asset
Growth Fund                                                                             Management

Goldman Sachs VIT CORE-SM-
Small Cap Equity Fund                   Long-term growth of capital

Goldman Sachs VIT CORE-SM-
U.S. Equity Fund                        Long-term growth of capital and
                                        dividend income

Goldman Sachs VIT Global Income Fund    A high total return, emphasizing current
                                        income and, to a lesser  extent providing
                                        opportunities for capital appreciation

Goldman Sachs VIT International         Long-term capital appreciation                  Goldman Sachs Asset
Equity Fund                                                                             Management International

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-

MFS Emerging Growth Series              Long-term growth of capital                     MFS Investment Management(R)

MFS Investors Trust Series**            Long-term growth of capital with a secondary
                                        objective  to seek reasonable current income

MFS New Discovery Series                Capital appreciation

MFS Research Series                     Long-term growth of capital
                                        and future income

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Morgan Stanley UIF Equity Growth        Long-term capital appreciation                  Morgan Stanley  Asset
                                                                                        Management

Morgan Stanley UIF Fixed Income         Above-average total return
                                        over a market cycle of three to five years

Morgan Stanley UIF Global Equity        Long-term capital appreciation

Morgan Stanley UIF Mid Cap Value        Above-average total return over a
                                        market cycle of three to five years

Morgan Stanley UIF Value                Above-average total return                      Miller Anderson &
                                        over a market cycle                             Sherrerd, LLP
                                        of three to five years
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Aggressive Growth Fund/VA   Capital appreciation                            OppenheimerFunds, Inc.

Oppenheimer Capital Appreciation Fund/VA Capital appreciation

Oppenheimer Global Securities Fund/VA   Long-term capital appreciation

Oppenheimer Main Street Growth &
Income Fund/VA                          High total return, which
                                        includes growth in the
                                        value of its shares as well
                                        as current income, from equity
                                        and debt securities

Oppenheimer Strategic Bond Fund/VA      High level of current income


*A portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholders approval.

**Effective May 1, 2001, the Series changed its name from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-----------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 dollar cost averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. Purchase payments that you allocate to the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("DCA FIXED ACCOUNT OPTION") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 21.

We will follow your instructions in transferring amounts monthly from the DCA Fixed Account Option. However, you may not choose less than 3 or more than 36 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal acounts remaining will be allocated to the Money Market Variable Sub-Account. No transfers are permitted into the Dollar Cost Averaging Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to THE SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 21.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the Money Market Variable Sub-Account. If you discontinue the Short Term DCA Fixed Account Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Glenbrook customer service at 1-800-755-5275.

GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s).

Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Glenbrook at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment.........................  $10,000
Guarantee Period.........................  5 years
Annual Interest Rate.....................    4.50%




                                                                   END OF CONTRACT YEAR

                                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
Beginning Contract Value                      $10,000.00
X (1 + Annual Interest Rate)                     X 1.045
                                              ----------
                                              $10,450.00

Contract Value at end of Contract Year                     $10,450.00
X (1 + Annual Interest Rate)                                  X 1.045
                                                           ----------
                                                           $10,920.25

Contract Value at end of Contract Year                                  $10,920.25
X (1 + Annual Interest Rate)                                               X 1.045
                                                                        ----------
                                                                        $11,411.66

Contract Value at end of Contract Year                                               $11,411.66
X (1 + Annual Interest Rate)                                                            X 1.045
                                                                                     ----------
                                                                                     $11,925.19

Contract Value at end of Contract Year                                                            $11,925.19
X (1 + Annual Interest Rate)                                                                         X 1.045
                                                                                                  ----------
                                                                                                  $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 - $10,000.00)



This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1. Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2. Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3. Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4. Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We also will not apply a Market Value Adjustment to a withdrawal you make:

- within the Free Withdrawal Amount as described on page 23,

- that qualify for one of the waivers as described on page 23,

- to satisfy the IRS minimum distribution rules for the Contract, or

- a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
-----------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short-Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

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As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts

(1.27% if you select the Enhanced Death Benefit Rider, 1.49% if you selected the Enhanced Death and Income Combination Rider, and 1.55% if you select the Enhanced Death and Income Benefit Combination Rider II). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II to compensate us for the additional risk that we accept by providing these options.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period;

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers as described below.


We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see page . We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY
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You can withdraw some or all of your Contract Value at any time prior to the
Payout Start Date.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS
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PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

- at least 30 days after the Issue Date; and

- no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Rider or the Enhanced Death and Income Benefit Combination Rider II , you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date.

If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
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We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract Owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- any other proof acceptable to us.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a)   =   the withdrawal amount;
    (b)   =   the Contract Value immediately
              prior to the withdrawal; and
    (c)   =   the Contract value on the Death
              Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefits as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT RIDER

If the oldest Contract Owner and Annuitant are less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death Benefit Rider is an optional benefit that you may elect.

If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

 The enhanced death benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary. The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   is the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the most recently calculated Enhanced Death Benefit A.


We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a

natural person, 85th birthday. After age 85, we will re-calculate Enhanced Death Benefit A for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

- the date we determine the death benefit, or

- the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's, 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the most recently calculated
              Enhanced Death Benefit B.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER (for Contracts issued before September 22, 2000)

You may elect not to choose the Enhanced Death Benefit Rider and may instead choose the Enhanced Death and Income Benefit Combination Rider.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to the value the enhanced death benefit would be on the Payout Start Date.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

 - is on or after the tenth Contract Anniversary, and

 - is prior to the Annuitant's 90th birthday.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (for Contracts issued on or after September 22, 2000). You may elect not to choose the Enhanced Death Benefit Rider and may instead choose the Enhanced Death and Income Benefit Combination Rider II. The Enhanced Death and Income Benefit Combination Rider II may not be available in al states.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to the value the enhanced death benefit would be on the Payout Start Date.

The minimum amount is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("guaranteed income benefit") and does not provide a Contract Value or guarantee performance of any investment option.

The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

- occurs during the 30 day period following a Contract Anniversary.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

You must elect to receive fixed income payments, which will be calculated using the appropriate Guaranteed Income Payment table provided in your Contract.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate.

DEATH BENEFIT PAYMENTS A death benefit will be paid:

1. if the Contract Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

2. if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the Settlement Value will be paid. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the Contract Owner eligible to receive the distribution upon death is not a natural person, the Contract Owner may elect to receive the distribution upon death in one or more distributions.

If the Contract Owner is a natural person, the Contract Owner may elect to receive the distribution upon death either in one or more distributions or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

- the life of the Contract Owner; or

- a period not to exceed the life expectancy of the Contract Owner; or

- the life of the Contract Owner with payments guaranteed to a period not to exceed the life expectancy of the Contract Owner.

If the surviving spouse of the deceased Contract Owner is the new Contract Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge or Market Value Adjustment.

MORE INFORMATION
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GLENBROOK

Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of multiple Variable Sub-Accounts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
 Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.

TAXES

-----------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2;

2. made as a result of the Owner's death or disability;

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availablity of the Contract for use with any of the Qualified Plans listed below.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1998, and all earnings on salary reduction contributions, may be made only:

1. on or after the date the employee

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

2. on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING
Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
-------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 300 Milwaukee Ave, Vernon Hills, 60061 (telephone:
1-800-755-5275).

EXPERTS

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule incorporated herein by reference from the Annual Report on Form 10-K of Glenbrook and from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                                   APPENDIX A
       -------------------------------------------------------------------

                      ACCUMULATION UNIT VALUE AND NUMBER OF
                     ACCUMULATION UNITS OUTSTANDING FOR EACH
             VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                                  BASIC POLICY



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

--------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.73       $ 12.66
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.73   $ 12.66       $ 11.99
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     7,487        52,646
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.22        $ 9.91
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.22   $  9.91        $ 9.87
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       721           721
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.38        $ 9.85
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.38   $  9.85       $ 10.73
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         2,954
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.83       $ 15.82
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.83   $ 15.82       $ 12.43
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    13,275        69,688
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.36       $ 15.09
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.36   $ 15.09       $ 12.74
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    12,180        53,747
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.68       $ 16.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.68   $ 16.38       $ 11.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         4,196
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.52       $ 14.80
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.52   $ 14.80       $ 12.49
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    42,074       115,418
---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.79       $ 14.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.79   $ 14.40       $ 12.66
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,130         5,459
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.87       $ 12.97
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.87   $ 12.97       $ 11.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     9,930        23,030
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.65       $ 12.47
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.65   $ 12.47       $ 11.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,680        3,326
---------------------------------------------------------------------------------------------



                                      A-1










 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.05       $ 10.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.05   $ 10.40       $ 10.91
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.66       $ 14.33
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.66   $ 14.33       $ 13.23
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    18,963       101,434
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.48       $ 11.02
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.48   $ 11.02       $ 11.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    30,264       100,008
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.20       $ 15.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.20   $ 15.22       $ 13.40
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    25,821       168,574
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43       $ 11.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 11.16       $  8.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,837        45,099
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (2)                   --   $ 10.00       $ 12.70
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (3,4)                       --   $ 12.70       $ 12.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period(3,4)                    --        --           579
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --        --       $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 12.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           0
---------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES (CLASS 2) SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --           --    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 10.19
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           579
---------------------------------------------------------------------------------------------
MUTUAL SHARES INVESTMENTS (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (2,3)                 --    $ 10.00      $ 10.31
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period  (3,4)                      --    $ 10.31      $ 14.11
--------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (3,4)                   --        --         4,984
---------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.16       $  8.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
TEMPLETON  INTERNATIONAL SECURITIES SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --        --       $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 11.39
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           438
---------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --        --       $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 13.59
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        11,237
---------------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 11.37
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (3,4)                       --   $ 11.37       $ 11.42
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period  (3,4)                  --        --           0
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.10       $ 13.99
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.10   $ 13.99       $ 12.73
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           573
---------------------------------------------------------------------------------------------



                                      A-2



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.60       $ 12.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.60   $ 12.36       $ 12.44
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        86           717
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.90       $ 13.46
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.90   $ 13.46       $ 12.02
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       317           --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.67       $  9.92
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.67   $  9.92       $ 10.70
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           724
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.84       $ 14.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.84   $ 14.25       $ 12.24
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           168
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.95       $ 20.88
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.95   $ 20.88       $ 16.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,059        58,025
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.81       $ 11.41
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.81   $ 11.41       $ 11.26
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     6,295        15,337
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.38       $ 19.52
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.38   $ 19.52       $ 18.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       183         3,146
---------------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 11.53
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.53       $ 10.85
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        15,842
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.94       $ 15.09
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.94   $ 15.09        $13.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           162
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.15       $  9.87
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.15   $  9.87       $ 10.49
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43       $ 10.73
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 10.73        $11.83
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           959
---------------------------------------------------------------------------------------------



                                      A-3



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.96       $ 13.07
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.96   $ 13.07       $ 14.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         5,400
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.95        $ 9.65
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.95   $  9.65       $ 11.93
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           233
---------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 13.73
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.73       $ 12.05
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        24,920
---------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.11
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.11       $ 11.95
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        53,426
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 13.11
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.11       $ 13.62
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        60,421
---------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 10.78
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.78       $  9.72
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --       121,955
---------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 10.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.16       $ 10.31
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        28,736
---------------------------------------------------------------------------------------------

 * The Contracts were first offered on November 10, 1998. The Accumulation Unit
   Values in this table reflect a mortality and expense risk charge of 1.05% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998, except as described in the footnotes below.


(1) Variable Sub-Accounts that commenced operations on November 1, 1999.
(2) Variable Sub-Accounts that commenced operations on December 17, 1999.
(3) Variable Sub-Accounts that commenced operations on May 1, 2000.
(4) Effective  May 1, 2000,  the  Portfolios  in which the  Franklin  Small Cap
Investments  (Class 2), Mutual Shares Investments (Class 2), and Templeton Stock
(Class 2) Variable Sub-Accounts invested were merged into the Franklin Small Cap
(Class  2),  Mutual  Shares  Securities  (Class  2),  and the  Templeton  Growth
Securities (Class 2) Portfolios. Accordingly, for administrative convenience, as of May 1, 2000, the corresponding Variable Sub-Accounts merged with and into new
Variable  Sub-Accounts  named  Franklin  Small  Cap  (Class  2),  Mutual  Shares
Securities   (Class  2),  and  the  Templeton  Growth   Securities   (Class  2),
respectively, with Accumulation Unit values starting at $10.00.

                                      A-4


                     ACCUMULATION UNIT VALUE AND NUMBER OF
                    ACCUMULATION UNITS OUTSTANDING FOR EACH
            VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                       WITH ENHANCED DEATH BENEFIT RIDER



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.73       $ 12.63
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.73   $ 12.63       $ 11.94
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    16,02         98,137
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.22        $ 9.88
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.22   $  9.88       $  9.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         --
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.38        $ 9.83
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.38   $  9.83       $ 10.68
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         --
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.82       $ 15.78
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.82   $ 15.78       $ 12.38
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    14,400       102,325
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.36       $ 15.05
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.36   $ 15.05       $ 12.68
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    16,349        92,631
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.68       $ 16.34
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.68   $ 16.34         11.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       606         4,960
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.52       $ 14.76
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.52   $ 14.76       $ 12.43
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    35,445       212,348
---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.78       $ 14.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.78   $ 14.36       $ 12.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,093         1,147
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.87       $ 12.94
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.87   $ 12.94       $ 11.58
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     5,556        16,753
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.64       $ 12.43
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.64   $ 12.43       $ 11.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         --
----------------------------------------------------------------------------------------------



                                      A-5



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.04       $ 10.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.04   $ 10.38       $ 10.86
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         4,766
---------------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.66       $ 14.29
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.66   $ 14.29       $ 13.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    30,660       158,502
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.47       $ 10.99
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.47   $ 10.99       $ 11.76
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,530        80,075
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.20       $ 15.19
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.20   $ 15.19       $ 13.33
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        313    45,514       210,159
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43       $ 11.13
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 11.13       $  8.51
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,914        55,337
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.67
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period(3,4)                        --   $ 12.67       $ 20.95
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period(3,4)                    --        --           158
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --        --       $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 12.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         --
---------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES (CLASS 2) SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --         --      $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --         --      $ 10.18
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --         --        4,988
---------------------------------------------------------------------------------------------
MUTUAL SHARES INVESTMENTS (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period(3,4)                  --   $ 10.00       $ 10.31
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period(3,4)                        --   $ 10.31          --
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS EQUITY (CLASS 2)
SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.16       $  8.15
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period(3,4)                  --   $ 10.00       $ 11.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.36       $ 13.57
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         6,599
---------------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ --          $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period(3,4)                        --   $ --          $ 11.40
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period(3,4)                    --     --             0
---------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY (CLASS 2) SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 11.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.25       $ 10.84
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         1,773
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.09       $ 13.95
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.09   $ 13.95       $ 12.67
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------



                                      A-6



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.60       $ 12.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.60   $ 12.36       $ 12.38
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.89       $ 13.46
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.89   $ 13.46       $ 11.97
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.67      $  9.90
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.67   $  9.90       $ 14.28
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.84       $ 14.22
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.84   $ 14.22       $ 12.18
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          272
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.95       $ 20.83
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.95   $ 20.83       $ 16.52
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,068        78,095
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.81       $ 11.38
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.81   $ 11.38       $ 11.21
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,323        23,834
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.38       $ 19.47
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.38   $ 19.47       $ 18.83
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,669         2,029
---------------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 11.52
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.52       $ 10.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        27,212
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIFEQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.94       $ 15.05
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.94   $ 15.05       $ 13.11
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,953         1,953
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.15       $  9.85
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.15   $  9.85       $ 10.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,566         4,181
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43       $ 10.71
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 10.71       $ 11.78
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        245        --          --
---------------------------------------------------------------------------------------------


                                      A-7


 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.96       $ 13.04
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.96   $ 13.04       $ 14.25
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.95       $  9.63
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.95   $  9.63       $ 11.87
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       903           903
---------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 13.72
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.72       $ 12.02
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        33,424
---------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.11
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.11       $ 11.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        25,674
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 13.10
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.10       $ 13.59
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --        32,776
---------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 10.77
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.77       $  9.70
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --       139,125
---------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 10.16
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.16       $ 10.29
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --       19,035
---------------------------------------------------------------------------------------------


 * The Contracts were first offered on November 10, 1998. The Accumulation Unit
   Values in this table reflect a mortality and expense risk charge of 1.27% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.
(2) Variable Sub-Accounts that commenced operations on December 17, 1999.
(3) Variable Sub-Accounts that commenced operations on May 1, 2000.
(4) Effective May 1, 2000, the Portfolios in which the Franklin Small Cap Investments
    (Class 2), Mutual Shares Investments (Class 2), and Templeton Stock (Class 2)
    Variable Sub-Accounts invested were merged into the Franklin Small Cap (Class
    2), Mutual Shares Securities (Class 2), and the Templeton Growth Securities
    (Class 2) Portfolios. Accordingly, for administrative convenience, as of May 1,
    2000, the corresponding Variable Sub-Accounts merged with and into new Variable
    Sub-Accounts named Franklin Small Cap (Class 2), Mutual Shares Securities (Class
    2), and the Templeton Growth Securities (Class 2), respectively, with
    Accumulation Unit values starting at $10.00.

                                      A-8


                     ACCUMULATION UNIT VALUE AND NUMBER OF
                    ACCUMULATION UNITS OUTSTANDING FOR EACH
            VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
            WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER
                (for Contracts issued before September 22, 2000)




 For the Years Beginning January 1* and Ended December 31,     1998      1999          2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.73      $ 12.60
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.73   $ 12.60      $ 11.88
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        405    43,121      101,781
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.21      $  9.86
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.21   $  9.86      $  9.78
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     1,484        1,484
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.38      $  9.80
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.38   $  9.80      $ 10.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.82      $ 15.74
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.82   $ 15.74      $ 12.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        386    21,246      108,292
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.36      $ 15.01
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.36   $ 15.01      $ 12.63
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    11,459       66,400
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.68      $ 16.30
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.68   $ 16.30      $ 11.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,943        3,483
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.51      $ 14.73
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.51   $ 14.73      $ 12.37
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    34,288      159,570
---------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.78       $ 14.33
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.78   $ 14.33       $ 12.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     5,493        7,121
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.87       $ 12.90
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.87   $ 12.90       $ 11.52
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        401    19,955        21,326
---------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.64       $ 12.40
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.64   $ 12.40       $ 11.75
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,983         3,676
---------------------------------------------------------------------------------------------



                                                        A-9



 For the Years Beginning January 1* and Ended December 31,     1998      1999           2000

---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.04       $ 10.36
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.04   $ 10.36       $ 10.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       577           489
---------------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.65       $ 14.26
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.65   $ 14.26       $ 13.10
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        387    32,161       131,791
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.47       $ 10.96
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.47   $ 10.96       $ 11.70
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    11,621        45,849
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.19       $ 15.15
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.19   $ 15.15       $ 13.27
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    22,088       151,189
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.43       $ 11.10
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.43   $ 11.10       $  8.47
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     3,667        31,190
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP INVESTMENTS (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.66
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (3,4)                       --   $ 12.66       $ 12.15
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (3,4)                   --        --          --
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT(3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --        --       $ 12.66
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 12.15
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES (CLASS 2) SUB-ACCOUNT (3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --        --       $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --        --       $ 14.07
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --         4,992
---------------------------------------------------------------------------------------------
MUTUAL SHARES INVESTMENTS (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (3,4)                 --   $ 10.00       $ 10.30
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period  (3,4)                      --   $ 10.30       $10.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 12.15
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.15       $  8.13
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --          --
---------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SECURITIES (CLASS 2) SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00       $ 11.25
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.25       $ 10.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --           --
---------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (3)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period   (3,4)               --  --             $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --  --             $ 13.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --  --               9,457
---------------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT (2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --  $              $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period(3,4)                        --  --             $ 11.39
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (3,4)                   --  --                --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.09       $ 13.92
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.09   $ 13.92       $ 12.61
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     2,449         4,173
---------------------------------------------------------------------------------------------



                                                       A-10



 For the Years Beginning January 1* and Ended December 31,     1998      1999      2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.59   $ 12.30
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.59   $ 12.30   $ 12.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,918    18,069
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.89   $ 13.39
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.89   $ 13.39   $ 11.91
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        401    20,515    23,250
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.66   $ 9.87
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.66   $  9.87   $ 10.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --     --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.84   $ 14.18
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.84   $ 14.18   $ 12.12
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --     1,812
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 11.94   $ 20.78
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 11.94   $ 20.78   $ 16.44
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        377    19,189    63,991
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.81   $ 11.35
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.81   $ 11.35   $ 11.16
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --     4,808    11,160
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.000   $11.381   $ 19.42
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.381   $ 19.42   $ 18.74
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       707     1,509
---------------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 11.52
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 11.52   $ 10.79
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --    60,709
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.000   $10.941   $ 15.02
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.941   $ 15.02   $ 13.04
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        406     7,464    11,011
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.15   $  9.82
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.15   $  9.82   $ 10.75
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --      --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.42   $ 10.69
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.42   $ 10.69   $ 11.72
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --       245       363
---------------------------------------------------------------------------------------------



                                                       A-11



 For the Years Beginning January 1* and Ended December 31,     1998      1999      2000

---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $ 10.96   $ 13.01
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $ 10.96   $ 13.01   $ 14.18
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        408     1,788     4,089
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 10.00   $  9.95   $  9.61
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $  9.95   $  9.61   $ 11.82
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --    17,465    16,697
---------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 13.72
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.72   $ 11.99
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --    38,398
---------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 12.10
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 12.10   $ 11.89
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --    35,976
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 13.10
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 13.10   $ 13.55
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --    33,241
---------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 10.77
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.77   $  9.67
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --   130,587
---------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                       --   $ 10.00   $ 10.15
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                             --   $ 10.15   $ 10.26
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                         --        --   19,624
---------------------------------------------------------------------------------------------

 * The Contracts were first offered on November 10, 1998. The Accumulation Unit
   Values in this table reflect a mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.
(2) Variable Sub-Accounts that commenced operations on December 17, 1999.
(3) Variable Sub-Accounts that commenced operations on May 1, 2000.
(4) Effective May 1, 2000, the Portfolios in which the Franklin Small Cap Investments
    (Class 2), Mutual Shares Investments (Class 2), and Templeton Stock Class
    (Class 2) Variable Sub-Accounts invested were merged into the Franklin Small Cap
    (Class 2), Mutual Shares Securities (Class 2), and the Templeton Growth
    Securities (Class 2) Portfolios. Accordingly, for administrative convenience, as of May 1, 2000, the corresponding Variable Sub-Accounts merged with and into new
    Variable Sub-Accounts named Franklin Small Cap (Class 2), Mutual Shares
    Securities (Class 2), and the Templeton Growth Securities (Class 2),
    respectively, with Accumulation Unit values starting at $10.00.

                                      A-12



                      ACCUMULATION UNIT VALUE AND NUMBER OF
                     ACCUMULATION UNITS OUTSTANDING FOR EACH
             VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
    WITH ENHANCED DEATHAND INCOME BENEFIT COMBINATION RIDER II(for Contracts
                     issued on or after September 22, 2000)

 For the Period Beginning September* and Ended December 31,                      2000

---------------------------------------------------------------------------------------------
AIM V.I. BALANCED SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.21
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        4,545
---------------------------------------------------------------------------------------------
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  7.80
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       34,530
---------------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.43
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  7.52
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       32,771
---------------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.06
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       20,079
---------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.32
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                           --
---------------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.54
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       22,904
---------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.42
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
DREYFUS GROWTH AND INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.38
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                          --
---------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.83
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                          403
---------------------------------------------------------------------------------------------



                                      A-13

 For the Period Beginning September 22* and Ended December 31,                      2000

---------------------------------------------------------------------------------------------
DREYFUS VIF MONEY MARKET SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        8,743
---------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND-Registered Trademark- SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.23
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       14,991
---------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.42
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       17,198
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.37
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       21,583
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.30
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                          102
---------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.00
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES (CLASS 2) SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.45
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS SECURITIES (CLASS 2)
SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.17
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                           --
---------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(2)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.00
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        2,289
---------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SECURITIES (CLASS 2) SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.60
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.76
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        1,593
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT SMALL CAP EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.61
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                            --
---------------------------------------------------------------------------------------------



                                                       A-14

 For the Period Beginning September 22* and Ended December 31,                      2000

---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.81
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        1,916
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GLOBAL INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.36
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                           --
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.09
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                           --
---------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.08
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       11,866
---------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.64
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                          576
---------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.55
--------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                           --
---------------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.61
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       11,698
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF EQUITY GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.06
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        2,971
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF FIXED INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.49
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 10.50
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        1,841
---------------------------------------------------------------------------------------------
MORGAN STANLEY UIF VALUE SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $ 11.65
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                         --
---------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  6.94
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        8,000
---------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.92
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       18,937
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.41
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                        2,457
---------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  8.72
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                       33,469
---------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT
---------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                                    $ 10.00
---------------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                          $  9.88
---------------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                          976
---------------------------------------------------------------------------------------------


*Contracts with the Enhanced Death and Income Benefit Combination Rider II were first made available for all of the above Variable Sub-Accounts on September 22, 2000. The Accumulation Unit Value for each of these Variable Sub-Accounts was initially set at $10.000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative expense charge of .10%. The additional .50% mortality and expense risk charge is applicable to Contract owners who selected the Enhanced Death and Income Benefit Combination Rider II.

All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts that commenced operations on November 1, 1999.
(2) Variable Sub-Accounts that commenced operations on May 1, 2000.

                                                       A-15



APPENDIX B
MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

                                      B-1


EXAMPLES OF MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------



Purchase Payment:   $10,000 allocated to a Guarantee Period
Guarantee Period:   5 years

Interest Rate:      4.50%
Full Withdrawal:    End of Contract Year 3


       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
              = 10,000.00 X (1.045)TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                        = .15 X ($10,000.00) = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                       = .05 X ($10,000 - $1,500) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.20%
                              730 DAYS
                      N   =   --------   =   2
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) X N
                        = .9 X (.045 - .042) X 2 = .0054

              MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                     = .0054 X ($11,411.66 - $1,500) = $53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

                   = $11,411.66 - $425.00 + $53.52 = $11,040.18

                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
              = $10,000.00 X ($1.045)TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                        = .15 X ($10,000.00) = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                    = .05 X ($10,000.00 - $1,500.00) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.80%
                      N   =   730 DAYS   =   2
                              --------
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) X N
                      = .9 X (.045 - .048) X (2) = -.0054

             MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X
                      AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                    = -.0054 X ($11,411.66 - $1,500) = -$53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

                   = $11,411.66 - $425.00 - $53.52 = $10,933.14

                                      B-2


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------



Description
----------------------------------------------------------------------------
   Additions, Deletions or Substitutions of Investments
----------------------------------------------------------------------------
   The Contract
----------------------------------------------------------------------------
      Purchases of Contracts
----------------------------------------------------------------------------
      Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
----------------------------------------------------------------------------
   Performance Information
----------------------------------------------------------------------------
      Standardized Total Returns
----------------------------------------------------------------------------
      Non-standardized Total Returns
----------------------------------------------------------------------------
      Adjusted Historical Total Returns
----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values
----------------------------------------------------------------------------
   Calculation of Variable Income Payments
----------------------------------------------------------------------------
      Calculation of Annuity Unit Values
----------------------------------------------------------------------------
   General Matters
----------------------------------------------------------------------------
      Incontestability
----------------------------------------------------------------------------
      Settlements
----------------------------------------------------------------------------
      Safekeeping of the Variable Account's Assets
----------------------------------------------------------------------------
      Premium Taxes

---------------------------------------------------------------------------
      Tax Reserves
---------------------------------------------------------------------------
   Federal Tax Matters
----------------------------------------------------------------------------
   Qualified Plans
----------------------------------------------------------------------------
   Experts
----------------------------------------------------------------------------
   Financial Statements
----------------------------------------------------------------------------


                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

THE GLENBROOK PROVIDER VARIABLE ANNUITY

Glenbrook Life and Annuity Company
P.O. Box 94042
Palatine, IL 60094
Telephone Number: 1-800-755-5275                  Prospectus dated May 1, 2001

--------------------------------------------------------------------------------

Glenbrook Life and Annuity Company ("GLENBROOK") is offering the Glenbrook Provider Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 35 "INVESTMENT ALTERNATIVES". The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 32 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the portfolios ("PORTFOLIOS") of the following mutual funds ("FUNDS"):

-    AIM VARIABLE INSURANCE FUNDS
-    FEDERATED INSURANCE SERIES
-    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
     TRUST
-    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
     TRUST-SM-
-    OPPENHEIMER VARIABLE ACCOUNT FUNDS
-    STI CLASSIC VARIABLE TRUST


Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

We (Glenbrook) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page C-1 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------



                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT
                   FDIC INSURED.

TABLE OF CONTENTS
-------------------------------------------------------------------



                                                                          PAGE

----------------------------------------------------------------------------

OVERVIEW

----------------------------------------------------------------------------
   Important Terms                                                      3

----------------------------------------------------------------------------
   The Contract At A Glance                                             4

----------------------------------------------------------------------------
   How the Contract Works                                               6

----------------------------------------------------------------------------
   Expense Table                                                        7

----------------------------------------------------------------------------
   Financial Information                                               12

----------------------------------------------------------------------------
CONTRACT FEATURES
----------------------------------------------------------------------------
   The Contract                                                        13

----------------------------------------------------------------------------
   Purchases                                                           14

----------------------------------------------------------------------------
   Contract Value                                                      15

----------------------------------------------------------------------------
   Investment Alternatives                                             16

----------------------------------------------------------------------------
      The Variable Sub-Accounts                                        16

----------------------------------------------------------------------------
      The Fixed Account Options                                        18

----------------------------------------------------------------------------
      Transfers                                                        20

----------------------------------------------------------------------------
   Expenses                                                            22

----------------------------------------------------------------------------
   Access To Your Money                                                24

----------------------------------------------------------------------------
   Income Payments                                                     25

----------------------------------------------------------------------------
   Death Benefits                                                      27

----------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------
   More Information:                                                   29
----------------------------------------------------------------------------
      Glenbrook                                                        29

----------------------------------------------------------------------------
      The Variable Account                                             30

----------------------------------------------------------------------------
      The Portfolios                                                   30

----------------------------------------------------------------------------
      The Contract                                                     31

----------------------------------------------------------------------------
      Qualified Plans                                                  32

----------------------------------------------------------------------------
      Legal Matters                                                    32

----------------------------------------------------------------------------
   Taxes                                                               32

----------------------------------------------------------------------------
   Annual Reports and Other Documents                                  34

----------------------------------------------------------------------------
   Experts                                                             36

----------------------------------------------------------------------------
   Performance Information                                             37

----------------------------------------------------------------------------
APPENDIX A--ACCUMULATION UNIT VALUES                                    A-1
----------------------------------------------------------------------------
APPENDIX B--MARKET VALUE ADJUSTMENT EXAMPLE                             B-1
----------------------------------------------------------------------------
   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                C-1
----------------------------------------------------------------------------

IMPORTANT TERMS
-------------------------------------------------------------------

THIS PROSPECTUS USES A NUMBER OF IMPORTANT TERMS THAT YOU MAY NOT BE FAMILIAR WITH. THE INDEX BELOW IDENTIFIES THE PAGE THAT DESCRIBES EACH TERM. THE FIRST USE OF EACH TERM IN THIS PROSPECTUS APPEARS IN HIGHLIGHTS.



                                                                      PAGE

--------------------------------------------------------------------------------

   Accumulation Phase                                                   6

--------------------------------------------------------------------------------
   Accumulation Unit                                                   12

--------------------------------------------------------------------------------
   Accumulation Unit Value                                             12

--------------------------------------------------------------------------------
   Anniversary Values                                                  28

--------------------------------------------------------------------------------
   Annuitant                                                           13

--------------------------------------------------------------------------------
   Automatic Additions Plan                                            14

--------------------------------------------------------------------------------
   Automatic Portfolio Rebalancing Program                             21

--------------------------------------------------------------------------------
   Beneficiary                                                         13

--------------------------------------------------------------------------------
   Cancellation Period                                                  4

--------------------------------------------------------------------------------
   Contract*                                                            1

--------------------------------------------------------------------------------
   Contract Anniversary                                                 5

--------------------------------------------------------------------------------
   Contract Owner (You)                                                13

--------------------------------------------------------------------------------
   Contract Value                                                       5

--------------------------------------------------------------------------------
   Contract Year                                                        4

--------------------------------------------------------------------------------
   Death Benefit Anniversary                                           27

--------------------------------------------------------------------------------
   Dollar Cost Averaging Program                                       21

--------------------------------------------------------------------------------
   Due Proof of Death                                                  27

--------------------------------------------------------------------------------
   Enhanced Death Benefit Rider                                        27

--------------------------------------------------------------------------------
   Enhanced Death and Income Benefit Combination Rider                 28

--------------------------------------------------------------------------------
   Enhanced Death and Income Benefit Combination Rider II              28

--------------------------------------------------------------------------------
   Fixed Account Options                                                1

--------------------------------------------------------------------------------
   Free Withdrawal Amount                                              23

--------------------------------------------------------------------------------
   Funds                                                                1

--------------------------------------------------------------------------------
   Glenbrook ("We" or "Us")                                             1

--------------------------------------------------------------------------------
   Guarantee Periods                                                   18

--------------------------------------------------------------------------------
   Income Plan                                                          6

--------------------------------------------------------------------------------
   Investment Alternatives                                              1

--------------------------------------------------------------------------------
   Issue Date                                                           6

--------------------------------------------------------------------------------
   Market Value Adjustment                                             20

--------------------------------------------------------------------------------
   Payout Phase                                                         6

--------------------------------------------------------------------------------
   Payout Start Date                                                   25

--------------------------------------------------------------------------------
   Portfolios                                                           1

--------------------------------------------------------------------------------
   Qualified Contracts                                                  4

--------------------------------------------------------------------------------
   SEC                                                                  1

--------------------------------------------------------------------------------
   Settlement Value                                                    27

--------------------------------------------------------------------------------
   Systematic Withdrawal Program                                       25

--------------------------------------------------------------------------------
   Valuation Date                                                      15

--------------------------------------------------------------------------------
   Variable Account                                                     1

--------------------------------------------------------------------------------
   Variable Sub-Account                                                 1

--------------------------------------------------------------------------------



*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

THE CONTRACT AT A GLANCE
-------------------------------------------------------------------

THE FOLLOWING IS A SNAPSHOT OF THE CONTRACT. PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR MORE INFORMATION.



FLEXIBLE PAYMENTS               You can purchase a Contract with as little as
                                $3,000 ($2,000 for "QUALIFIED CONTRACTS", which
                                are Contracts issued within QUALIFIED PLANS). You
                                can add to your Contract as often and as much as
                                you like, but each payment must be at least $50.
------------------------------------------------------------------------------------
RIGHT TO CANCEL                 You may cancel your Contract within 20 days of
                                receipt or any longer period as your state may
                                require ("CANCELLATION PERIOD"). Upon cancellation,
                                we will return your purchase payments adjusted, to
                                the extent federal or state law permits, to reflect
                                the investment experience of any amounts allocated
                                to the Variable Account.
------------------------------------------------------------------------------------
EXPENSES                        You will bear the following expenses:
                                    -  Total Variable Account annual fees equal to 1.15% of
                                    average daily net assets (1.37% if you select the
                                    ENHANCED DEATH BENEFIT RIDER; 1.59% if you selected
                                    the ENHANCED DEATH AND INCOME BENEFIT COMBINATION
                                    RIDER (for Contracts issued before September 22, 2000);
                                    and 1.65% if you select the ENHANCED DEATH AND INCOME
                                    BENEFIT COMBINATION RIDER II for Contracts on or
                                    after September 22, 2000)
                                    -  Annual contract maintenance charge of$35 (with
                                    certain exceptions)
                                    -  Withdrawal charges ranging from 0% to 6% of purchase
                                    payment withdrawn (with certain exceptions)
                                    -  Transfer fee of $10 after 12th transfer in any
                                    Contract Year (fee currently waived)
                                    -  State premium tax (if your state imposes one)
                                 In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.
------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES         The Contract offers 35 investment alternatives
                                including:
                                            -  3 Fixed Account Options (which credit
                                               interest at rates we guarantee)
                                            -  32 Variable Sub-Accounts investing in
                                               Portfolios offering  professional money
                                               management by these investment advisers:
                                                -  A I M ADVISORS, INC.
                                                -  FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                -  FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                -  FRANKLIN ADVISERS, INC.
                                                -  MFS INVESTMENT MANAGEMENT(R)
                                                -  OPPENHEIMERFUNDS, INC.
                                                -  TEMPLETON GLOBAL ADVISORS LIMITED
                                                -  TRUSCO CAPITAL MANAGEMENT, INC.

TO FIND OUT  CURRENT  RATES BEING PAID ON THE FIXED  ACCOUNT  OPTIONS OR HOW THE
VARIABLE SUB-ACCOUNTS HAVE PERFORMED,CALL US AT 1-800-755-5275.




------------------------------------------------------------------------------------
SPECIAL SERVICES                For your convenience, we offer these special services:
                                            -  AUTOMATIC PORTFOLIO REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
------------------------------------------------------------------------------------
INCOME PAYMENTS                 You can choose fixed income payments, variable
                                income payments, or a combination of the two. You
                                can receive your income payments in one of the following
                                ways:
                                            -  life income with guaranteed payments
                                            -  a "joint and survivor" life income
                                               with guaranteed
                                               payments
                                            -  guaranteed payments for a specified
                                               period (5 to 30 years)
------------------------------------------------------------------------------------
DEATH BENEFITS                  If you or the ANNUITANT (if the Contract  is owned
                                by a non-natural person) die before the PAYOUT
                                START DATE, we will pay the death benefit described in the
                                Contract. We offer an Enhanced Death Benefit Rider and an
                                Enhanced Death and Income Benefit Combination Rider II.
------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer
                                your Contract value ("CONTRACT VALUE") among the investment alternatives, with certain restrictions. Transfers
                                to a GUARANTEE PERIOD of the Fixed Account must be
                                at least $50.  We do not currently impose a fee upon
                                transfers. However, we reserve the right to charge
                                $10 per transfer after the 12th transfer in each
                                "Contract Year", which we measure from the date we
                                issue your Contract or a Contract anniversary
                                ("CONTRACT ANNIVERSARY").
------------------------------------------------------------------------------------
WITHDRAWALS                     You may  withdraw  some or all of your  Contract  Value
                                at anytime  prior to the Payout Start Date. In general,
                                you must withdraw at least $50 at a time. Full or
                                partial  withdrawals are available under limited
                                circumstances  on or after the Payout Start Date.
                                A 10% federal tax penalty may apply if you  withdraw
                                before you are 59 1/2 years old. A withdrawal  charge
                                and MARKET VALUE  ADJUSTMENT also may apply.



HOW THE CONTRACT WORKS
-------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 35 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS")
described on page 25. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

 ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
 DATE                                        DATE

----------------------------------------------------------------------------------
You can buy     You save for     You elect to receive  You can receive    Or you can
a Contract      retirement       income payments or    income payments    receive
                                 receive a lump        for a set period   income
                                 sum payment                              payments for
                                                                          life

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)*



Number of Complete
Years Since We
Received the Purchase
Payment Being

Withdrawn:                          0      1      2      3     4      5      6+

-------------------------------------------------------------------------------
Applicable Charge:                  6%     6%     5%     5%    4%     3%     0%
-------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                     $35.00**
-------------------------------------------------------------------------------
Transfer Fee                                                          $10.00***
-------------------------------------------------------------------------------



 *Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

 **We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


Without the Enhanced Death Benefit Option, Enhanced Death and Income Benefit Combination Rider, or Enhanced Death and Income Benefit Combination Rider II

Mortality and Expense Risk Charge                              1.05%
Administrative Expense Charge                                  0.10%
Total Variable Account Annual Expenses                         1.15%

With the Enhanced Death Benefit Option

Mortality and Expense Risk Charge                              1.27%
Administrative Expense Charge                                  0.10%
Total Variable Account Annual Expenses                         1.37%


With the Enhanced Death and Income Benefit Combination Rider (for Contracts issued before September 22, 2000)

Mortality and Expense Risk Charge                               1.49%
Administrative Expense Charge                                   0.10%
Total Variable Account Annual Expenses                          1.59%


With the Enhanced Death and Income Benefit Combination Rider II (for Contracts issued on or after September 22, 2000)

Mortality and Expense Risk Charge                               1.55%
Administrative Expense Charge                                   0.10%
Total Variable Account Annual Expenses                          1.65%




PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements)(as a percentage of Portfolio average daily net assets)1

                                                        Management                               Total Portfolio
Portfolio                                                  Fees       Rule 12b-1   Other         Annual Expenses
                                                                         Fees      Expenses

AIM V.I. Balanced Fund                                     0.75%          N/A        0.35%            1.10%
AIM V.I. Capital Appreciation Fund                         0.61%          N/A        0.21%            0.82%
AIM V.I. Growth Fund                                       0.61%          N/A        0.22%            0.83%
AIM V.I. Growth and Income Fund                            0.60%          N/A        0.24%            0.84%
AIM V.I. High Yield (2)                                    0.63%          N/A        0.56%            1.19%
AIM V.I. Value Fund                                        0.61%          N/A        0.23%            0.84%
Federated Prime Money Fund II (3)                          0.48%          N/A        0.19%            0.67%
Fidelity VIP Contrafund Portfolio (4,5)                    0.57%          N/A        0.09%            0.66%
Fidelity VIP Equity-Income Portfolio (4,5)                 0.48%          N/A        0.08%            0.56%
Fidelity VIP Growth Portfolio (4,5)                        0.57%          N/A        0.08%            0.65%
Fidelity VIP High Income Portfolio (4)                     0.58%          N/A        0.10%            0.68%
Fidelity VIP Index 500 Portfolio (4,6)                     0.24%          N/A        0.09%            0.33%
Fidelity VIP Overseas Portfolio (4,5)                      0.72%          N/A        0.17%            0.89%
MFS Emerging Growth Series (7)                             0.75%          N/A        0.10%            0.85%
MFS Investors Trust Series (7,8)                           0.75%          N/A        0.12%            0.87%
MFS Research Series (7)                                    0.75%          N/A        0.10%            0.85%
Oppenheimer Aggressive Growth Fund/VA                      0.62%          N/A        0.02%            0.64%
Oppenheimer Capital Appreciation Fund/VA                   0.64%          N/A        0.03%            0.67%
Oppenheimer Global Securities Fund/VA                      0.64%          N/A        0.04%            0.68%
Oppenheimer Main Street Growth & Income Fund/VA            0.70%          N/A        0.03%            0.73%
Oppenheimer Multiple Strategies Fund/VA                    0.72%          N/A        0.04%            0.76%
Oppenheimer Strategic Bond Fund/VA                         0.74%          N/A        0.05%            0.79%
STI Capital Appreciation Fund (3)                          0.92%          N/A        0.23%            1.15%
STI Growth and Income Fund (3)                             0.00%          N/A        1.20%            1.20%
STI International Equity Fund (3)                          0.77%          N/A        0.83%            1.60%
STI Investment Grade Bond Fund (3)                         0.23%          N/A        0.52%            0.75%
STI Mid-Cap Equity Fund (3)                                0.74%          N/A        0.41%            1.15%
STI Quality Growth Stock Fund (3)                          0.00%          N/A        1.30%            1.30%
STI Small Cap Value Equity Fund (3)                        0.39%          N/A        0.81%            1.20%
STI Value Income Stock Fund (3)                            0.69%          N/A        0.26%            0.95%
Templeton Global Income Securities Fund - Class 2          0.63%         0.25%       0.09%            0.97%
(9,10)
Templeton Growth Securities Fund - Class 2 (9,10)          0.81%         0.25%       0.06%            1.12%

1. Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. Expenses have been restated to reflect current fees.

3. Absent voluntary reductions and reimbursements for certain Portfolios, "Management Fees," "Rule 12b-1 Fees," "Other Expenses," and "Total Portfolio
Annual Expenses" as a percent of average net assets of the portfolios would have been as follows:

                                                         Management                              Total Portfolio
Portfolio                                                   Fees      Rule 12b-1   Other         Annual Expenses
                                                                         Fees      Expenses

Federated Prime Money Fund II                              0.50%          N/A        0.44%            0.94%
STI Capital Appreciation Fund                              1.15%          N/A        0.23%            1.38%
STI Growth and Income Fund                                 0.90%          N/A        7.14%            8.04%
STI International Equity Fund                              1.25%          N/A        0.83%            2.08%
STI Investment Grade Bond Fund                             0.74%          N/A        0.52%            1.26%
STI Mid-Cap Equity Fund                                    1.15%          N/A        0.41%            1.56%
STI Quality Growth Stock Fund                              1.00%          N/A       10.54%           11.54%
STI Small Cap Value Equity Fund                            1.15%          N/A        0.81%            1.96%
STI Value Income Stock Fund                                0.80%          N/A        0.26%            1.06%

The Portfolio's Advisors may discontinue all or part of these reductions and reimbursements at any time.

4. Initial Class

5. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

6. The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.

7. Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher that the actual expenses of the series. Had these fee reductions been taken into account, "Total
Portfolio  Annual  Expenses"  would be lower for certain series and would equal:
0.84% for Emerging Growth Series, 0.86% for Investors Trust Series, and 0.84% for Research Series.

8.  Effective  May 1, 2001,  the Series  changed  its name from MFS Growth  with
Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

9. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

10. The Fund administration fee is paid indirectly through the management fee.


Example 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account,

- earned a 5% annual return on your investment,

- surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

- elected the Enhanced Death and Income Benefit Combination Rider II.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                            1 YEAR  3 YEAR  5 YEAR  10 YEAR
                                            ------  ------  ------  -------
AIM V.I. Balanced                             $79     $129    $173    $312
AIM V.I. Capital Appreciation                 $76     $121    $159    $284
AIM V.I. Growth and Income                    $77     $121    $160    $286
AIM V.I. Growth                               $77     $121    $159    $285
AIM V.I. High Yield                           $80     $132    $178    $320
AIM V.I. Value                                $77     $121    $160    $286
Federated Prime Money  II                     $75     $116    $151    $268
Fidelity VIP Contrafund                       $75     $116    $151    $267
Fidelity VIP Equity-Income                    $74     $113    $146    $257
Fidelity VIP Growth                           $75     $115    $150    $266
Fidelity VIP High Income                      $75     $116    $152    $269
Fidelity VIP Index 500                        $71     $105    $134    $233
Fidelity VIP Overseas                         $77     $123    $162    $291
MFS Emerging Growth                           $77     $122    $160    $287
MFS Investors Trust                           $77     $122    $161    $289
MFS Research                                  $77     $122    $160    $287
Oppenheimer Aggressive Growth/VA              $75     $115    $150    $265
Oppenheimer Capital Appreciation/VA           $75     $116    $151    $268
Oppenheimer Global Securities/VA              $75     $116    $152    $269
Oppenheimer Main Street Growth & Income       $76     $118    $154    $274
/VA
Oppenheimer Multiple Strategies/VA            $76     $119    $156    $277
Oppenheimer Strategic Bond/VA                 $76     $120    $157    $280
STI Capital Appreciation                      $80     $131    $176    $317
STI Growth and Income                         $80     $132    $178    $321
STI International Equity                      $84     $144    $198    $360
STI Investment Grade Bond                     $76     $118    $155    $276
STI Mid-Cap Equity                            $80     $131    $176    $317
STI Quality Growth Stock                      $81     $135    $183    $331
STI Small Cap Value Equity                    $80     $132    $178    $321
STI Value Income Stock                        $78     $125    $166    $297
Templeton Developing Markets Securities       $87     $151    $208    $379
- Class 2
Templeton International Securities -          $80     $130    $174    $314
Class 2

Example 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each period.

                                            1 YEAR  3 YEAR  5 YEAR  10 YEAR
                                            ------  ------  ------  -------
AIM V.I. Balanced                             $28      $87    $148    $312
AIM V.I. Capital Appreciation                 $25      $78    $133    $284
AIM V.I. Growth and Income                    $26      $79    $134    $286
AIM V.I. Growth                               $26      $78    $134    $285
AIM V.I. High Yield                           $29      $89    $152    $320
AIM V.I. Value                                $26      $79    $134    $286
Federated Prime Money  II                     $24      $74    $126    $268
Fidelity VIP Contrafund                       $24      $73    $125    $267
Fidelity VIP Equity-Income                    $23      $70    $120    $257
Fidelity VIP Growth P                         $24      $73    $125    $266
Fidelity VIP High Income                      $24      $74    $126    $269
Fidelity VIP Index 500                        $20      $63    $108    $233
Fidelity VIP Overseas                         $26      $80    $137    $291
MFS Emerging Growth                           $26      $79    $135    $287
MFS Investors Trust                           $26      $80    $136    $289
MFS Research                                  $26      $79    $135    $287
Oppenheimer Aggressive Growth/VA              $24      $73    $124    $265
Oppenheimer Capital Appreciation /VA          $24      $74    $126    $268
Oppenheimer Global Securities /VA             $24      $74    $126    $269
Oppenheimer Main Street Growth & Income       $25      $75    $129    $274
/VA
Oppenheimer Multiple Strategies /VA           $25      $76    $130    $277
Oppenheimer Strategic Bond /VA                $25      $77    $132    $280
STI Capital Appreciation                      $29      $88    $150    $317
STI Growth and Income                         $29      $90    $153    $321
STI International Equity                      $33     $102    $173    $360
STI Investment Grade Bond                     $25      $76    $130    $276
STI Mid-Cap Equity                            $29      $88    $150    $317
STI Quality Growth Stock                      $30      $93    $158    $331
STI Small Cap Value Equity                    $29      $90    $153    $321
STI Value Income Stock                        $27      $82    $140    $297
Templeton Developing Markets Securities       $36     $108    $183    $379
- Class 2
Templeton International Securities -          $29      $87    $149    $314
Class 2


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EARNINGS. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS DESCRIBED IN THE FOOTNOTES TO THE PORTFOLIO'S ANNUAL EXPENSE TABLE ARE IN EFFECT FOR THE PERIODS PRESENTED BELOW. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.55%. IF THAT RIDER WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON THE CURRENT AVERAGE CONTRACT SIZE OF $47,490.

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE". Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date the Contracts were first offered. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook and the Variable Account appear in the Statement of Additional Information.

THE CONTRACT
-------------------------------------------------------------------

CONTRACT OWNER
The Glenbrook Provider Variable Annuity is a contract between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

- any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application. You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued within a qualified plan. See "Qualified Plans" on page 31.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the

Contract Owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

         (i) the youngest Contract Owner; otherwise,

        (ii) the youngest Beneficiary.

BENEFICIARY

The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary, or if none surviving, the contingent Beneficiary, will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. A contingent Beneficiary is the person selected by the Contract Owner who will become the Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries or Contingent Beneficiaries, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If one or more Beneficiaries survive you (or survives the Annuitant, if the Contract Owner is not a natural person), we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES

-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $3,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We reserve the right to reject any application in our sole discretion.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, you may then allocate your money to other Variable Sub-Accounts.

CONTRACT VALUE
-------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase or transfer payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

- changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit

Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II described on pages 27-29.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 32 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

Portfolio:                                Each Portfolio Seeks:                            Investment Advisor:

AIM VARIABLE INSURANCE FUNDS*
------------------------------------------------------------------------------------
AIM V.I. Balanced Fund              As high a total return as possible,
                                    Consistent with preservation of capital
-----------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund  Growth of capital
------------------------------------------------------------------------------------
AIM V.I. Growth Fund                Growth of capital
----------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund     Growth of capital with a secondary
                                    objective of current income                          A I M Advisors, Inc.
------------------------------------------------------------------------------------
AIM V.I. High Yield Fund            A high level of current income
------------------------------------------------------------------------------------
AIM V.I. Value Fund

                                    Long-term growth of capital; Income is
                                    Secondary objective

-----------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------
Federated Prime Money Fund II       Current income consistent with the
                                    stability of principal and                          Federated Investment
                                    liquidity                                           Management Company
-----------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------
Fidelity VIP Contrafund             Long-term capital appreciation
Portfolio
-----------------------------------------------------------------------------------
Fidelity VIP Equity-Income          Reasonable income
Portfolio

-----------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio       Capital appreciation

----------------------------------------------------------------------------------
Fidelity VIP High Income            High level of current income while also
Portfolio                           considering growth of capital                       Fidelity Management & Research Company

---------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio    Investment results that correspond
                                    to the total return of common stocks publicly
                                    traded in the United States, as represented by
                                    the S&P 500
-----------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio     Long-term growth of capital
----------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP) -- CLASS 2
----------------------------------------------------------------------------------
Templeton Global Income Securities  High current income
Fund                                Capital appreciation is a secondary
                                    Consideration.                                      Franklin Advisers, Inc.
---------------------------------------------------------------------------------
Templeton Growth Securities Fund    Long-term capital growth                            Templeton Global Advisors
                                                                                        Limited
----------------------------------------------------------------------------------
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
-----------------------------------------------------------------------------------
MFS Emerging Growth Series          Long-term growth of capital
-----------------------------------------------------------------------------------

**MFS Investors Trust Series        Long-term growth of capital with a
                                    Secondary objective to seek reasonable
                                    current income
----------------------------------------------------------------------------------      MFS Investment Management(R)
MFS Research Series                 Long-term growth of capital and future
                                    income
------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth       Capital Appreciation
Fund/VA

------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation    Capital Appreciation
Fund/VA

---------------------------------------------------------------------------------
Oppenheimer Global Securities       Long-term capital appreciation
Fund/VA
----------------------------------------------------------------------------------
Oppenheimer Main Street            High total return, which includes
Growth & Income Fund/VA            growth in the value of its shares as well as          OppenheimerFunds, Inc.
                                   current income, from equity and debt
                                   securities
----------------------------------------------------------------------------------
Oppenheimer Multiple Strategies    A high total investment return which
Fund/VA                            includes current income and capital
                                   appreciation in the value of its shares.
---------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA High level of current income
-----------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST
--------------------------------------------------------------------------------
STI Capital Appreciation Fund      Captial Appreciation

-----------------------------------------------------------------------------------
STI Growth and Income Fund        Long-term capital appreciation with the
                                  secondary goal of current income                      Trusco Capital Management, Inc.
--------------------------------------------------------------------------------
STI International Equity Fund     Long-term capital appreciation
---------------------------------------------------------------------------------
STI Investment Grade Bond Fund    High total return through current income and
                                  capital appreciation,while preserving
                                  the principal amount invested
--------------------------------------------------------------------------------
STI Mid-Cap Equity Fund           Capital appreciation

----------------------------------------------------------------------------------
STI Quality Growth Stock Fund     Long-term capital appreciation with
                                  nominaldividend income
----------------------------------------------------------------------------------
STI Small Cap Value Equity Fund   Capital appreciation with the
                                  secondary goal of current income
------------------------------------------------------------------------------------
STI Value Income Stock Fund       Current income with the secondary
                                  goal of  capital appreciation
----------------------------------------------------------------------------------


**Effective May 1, 2001, the Series changed its name from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

*A portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 dollar cost averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

Purchase payments that you allocate to the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("DCA FIXED ACCOUNT OPTION") will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each payment or transfer.

For each purchase payment, the first transfer from the DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 21.

We will follow your instructions in transferring amounts monthly from the DCA Fixed Account Option. However, you may not choose less than 3 or more than 36 monthly installments. Further, you must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 36 months of payment. At the end of 36 months, any nominal acounts remaining will be allocated to the Money Market Variable Sub-Account. No transfers are permitted into the DCA Fixed Account.

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to THE SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments you allocate to this Option for up to one year at the current rate in effect at the time of allocation.

For each purchase payment, the first transfer from the Short Term DCA Fixed Account must occur within one month of the date of payment. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 21.

You must transfer each purchase payment and all its earnings out of this Option by means of dollar cost averaging within 12 months. At the end of the transfer period, any nominal amounts remaining in the Short Term DCA Fixed Account will be allocated to the Money Market Variable Sub-Account. If you discontinue the Short Term DCA Fixed Account Option before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term Fixed Account.

We bear the investment risk for all amounts allocated to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the DCA Fixed Account Option and the Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or Glenbrook customer service at 1-800-755-5275.

GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s).

Each payment or transfer allocated to a Guarantee Period must be at least $50. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Glenbrook at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment.........................  $10,000
Guarantee Period.........................  5 years
Annual Interest Rate.....................    4.50%




                                                                   END OF CONTRACT YEAR
                                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5

Beginning Contract Value                      $10,000.00
X (1 + Annual Interest Rate)                     X 1.045
                                              ----------
                                              $10,450.00

Contract Value at end of Contract Year                     $10,450.00
X (1 + Annual Interest Rate)                                  X 1.045
                                                           ----------
                                                                      $10,920.25

Contract Value at end of Contract Year                                  $10,920.25
X (1 + Annual Interest Rate)                                               X 1.045
                                                                        ----------
                                                                        $11,411.66

Contract Value at end of Contract Year                                               $11,411.66
X (1 + Annual Interest Rate)                                                            X 1.045
                                                                                     ----------
                                                                                     $11,925.19

Contract Value at end of Contract Year                                                            $11,925.19
X (1 + Annual Interest Rate)                                                                         X 1.045
                                                                                                  ----------
                                                                                                  $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 - $10,000)


This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1. Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2. Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3. Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4. Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. We will pay interest from the day the Guarantee Period expired until the date of withdrawal. The interest will be the rate for the shortest Guarantee Period then being offered. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We also will not apply a Market Value Adjustment to a withdrawal you make:

- within the Free Withdrawal Amount as described on page 23,

- that qualify for one of the waivers as described on page 23,

- to satisfy the IRS minimum distribution rules for the Contract, or

- a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "Treasury Rate" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the Short-Term Dollar Cost Averaging Fixed Account Option or the Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

If you choose an Income Plan that depends on any person's life, you may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month during the Accumulation Phase from the Short Term Dollar Cost Averaging Fixed Account or the Dollar Cost Averaging Fixed Account, to any Variable Sub-Account. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

-------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

- total purchase payments equal $50,000 or more, or

- all money is allocated to the Fixed Account.

In addition, we will waive the Contract Maintenance Charge if total purchase payments are $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.05% of the average daily net assets you have invested in the Variable Sub-Accounts

(1.27% if you select the Enhanced Death Benefit Rider, 1.49% if you selected the Enhanced Death and Income Combination Benefit Rider, and 1.55% if you select the Enhanced Death and Income Benefit Combination Rider II). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider and the Enhanced Death and Income Benefit Combination Rider II, to compensate us for the additional risk that we accept by providing these options.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines to 0% over a 6 year period that begins on the day we receive your payment. A schedule showing how the charge declines is shown on page 7. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period;

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

- withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

2. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, if the Contract Owner is not a natural person, claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see page 8. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS
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PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

- at least 30 days after the Issue Date; and

- no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The three Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

If you elected the Enhanced Death and Income Benefit Combination Rider or the Enhanced Death and Income Benefit Combination Rider II , you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date.

If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
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We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract Owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- any other proof acceptable to us.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

    (a)   =   the withdrawal amount;
    (b)   =   the Contract Value immediately
              prior to the withdrawal; and
    (c)   =   the Contract value on the Death
              Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

ENHANCED DEATH BENEFIT RIDER

If the oldest contract Owner and Annuitant are less than or equal to age 80 as of the date we receive the completed application, or a written request to add the Rider, the Enhanced Death Benefit Rider is an optional benefit that you may elect.

If the Contract Owner is a living individual, the enhanced death benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the enhanced death benefit. The enhanced death benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.

That enhanced death benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by an adjustment for any partial withdrawals since that Anniversary. The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   is the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the most recently calculated Enhanced Death Benefit A.


We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner's or the Annuitant's, if the Contract Owner is not a

natural person, 85th birthday. After age 85, we will recalculate Enhanced Death Benefit A only for purchase payments and withdrawals.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment, as defined below. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

- the date we determine the death benefit, or

- the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's, 85th birthday.

The adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

    (a)   =   the withdrawal amount,
    (b)   =   is the Contract Value immediately
              prior to the withdrawal, and
    (c)   =   is the most recently calculated Enhanced Death Benefit B.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER (for Contracts issued before September 22, 2000)

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to the value the enhanced death benefit would be on the Payout Start Date.

The enhanced income benefit will apply if the Contract owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

- is prior to the Annuitant's 90th Birthday.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.

ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (for Contracts issued on or after September 22, 2000). You may elect not to choose the Enhanced Death Benefit Rider and may instead choose the Enhanced Death and Income Benefit Combination Rider II. The Enhanced Death and Income Benefit Combination Rider II may not be available in all states.

The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is as described above under "Enhanced Death Benefit Rider."

The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to the value the enhanced death benefit would be on the Payout Start Date.

This minimum amount is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("guaranteed income benefit") and does not provide a Contract Value or guarantee performance of any investment option.

The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.

The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

- is on or after the tenth Contract Anniversary, and

- occurs during the 30 day period following a Contract Anniversary.

On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either a single or joint lives with a period certain of at least:

- 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or

- 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

You must elect to receive fixed income payments, which will be calculated using the appropriate guaranteed income payment table provided in your Contract.

If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate.

DEATH BENEFIT PAYMENTS A death benefit will be paid:

1. if the Contract Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and

2. if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the Settlement Value will be paid. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the Contract Owner eligible to receive the distribution upon death is not a natural person, the Contract Owner may elect to receive the distribution upon death in one or more distributions.

If the Contract Owner is a natural person, the Contract Owner may elect to receive the distribution upon death either in one or more distributions or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

- the life of the Contract Owner; or

- a period not to exceed the life expectancy of the Contract Owner; or

- the life of the Contract Owner with payments guaranteed to a period not to exceed the life expectancy of the Contract Owner.

If the surviving spouse of the deceased Contract Owner is the sole new Contract Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge or Market Value Adjustment.

MORE INFORMATION
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GLENBROOK

Glenbrook is the issuer of the Contract. Glenbrook is a stock life insurance company organized under the laws of the State of Arizona in 1998. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. Glenbrook was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 Glenbrook was known as "United Standard Life Assurance Company" and from 1983 to 1992 as "William Penn Life Assurance Company of America."

Glenbrook is currently licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Glenbrook is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its various insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance agreement with Allstate Life mentioned above. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of multiple Variable Sub-Accounts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the National Association of Securities Dealers, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

------------------------
QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
 Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.

TAXES

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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK
MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the individual attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2;

2. made as a result of the Contract Owner's death or disability;

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS
Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook reserves the right to limit the availablity of the Contract for use with any of the Qualified Plans listed above.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(b) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educional organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1998, and all earnings on salary reduction contributions, may be made only:

1. on or after the date the employee

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

2. on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan.

INCOME TAX WITHHOLDING

Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Glenbrook may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

ANNUAL REPORTS AND OTHER DOCUMENTS
-------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2000 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 94042, Palatine, IL 60094 (telephone:
1-800-755-5275).

EXPERTS

The financial statements of Glenbrook as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule incorporated herein by reference from the Annual Report on Form 10-K of Glenbrook and from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended incorporated herein by reference from the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

APPENDIX A
-------------------------------------------------------------------

                      ACCUMULATION UNIT VALUE AND NUMBER OF

                    ACCUMULATION UNITS OUTSTANDING FOR EACH
            VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
                                  BASIC POLICY

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

AIM V.I. BALANCED SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73   $12.66
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $12.66   $11.99
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    7,487   52,646
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.39   $16.29
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.39   $16.29   $14.35
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    8,743   73,347
----------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.83   $15.82
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.83   $15.82   $12.43
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   13,275   69,688
----------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.36   $15.09
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.36   $15.09   $12.74
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   12,180   53,747
----------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.31   $11.27
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.31   $11.27   $ 9.03
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    7,387    9,651
----------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.52   $14.80
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.52   $14.80   $12.49
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   42,074  115,418
----------------------------------------------------------------------------------------
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.06
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.06   $10.55
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    7,985      341
----------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.66   $14.33
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.66   $14.33   $13.23
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   18,963  101,434
----------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.48   $11.02
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.48   $11.02   $11.81
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       --   30,264   100,008
----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.20   $15.22
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.20   $15.22   $13.40
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       --   25,821   168,574
----------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43   $11.16
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $11.16   $ 8.55
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       --    3,837    45,099
----------------------------------------------------------------------------------------
FIDELITY VIP II INDEX 500 SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                   --       --      $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                         --       --      $ 9.14
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                      --       --    106,117
----------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                   --       --      $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                         --       --      $ 8.38
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                     --       --      30,691
----------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.95   $20.88
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.95   $20.88   $16.60
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    1,059   58,025
----------------------------------------------------------------------------------------



                                       A-1







 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

MFS INVESTORS TRUST SERIES SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.81   $11.41
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.81   $11.41   $11.26
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    6,295   15,337
----------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $11.53
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $11.53   $10.85
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   15,842
----------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.73
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.73   $12.05
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   24,920
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $12.11
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $12.11   $11.95
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   53,426
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.11
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.11   $13.62
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   60,421
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH  & INCOME SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.78
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.78   $ 9.72
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --    121,898
----------------------------------------------------------------------------------------
OPPENHEIMER MULTIPLE STRATEGIES SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.16
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $10.49
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --     20,645
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.16
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.16   $10.31
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   28,736
----------------------------------------------------------------------------------------
STI CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.60
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.60   $10.80
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   10,425     --
----------------------------------------------------------------------------------------
STI  GROWTH & INCOME SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $10.79
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --     16,185
----------------------------------------------------------------------------------------
STI INTERNATIONAL EQUITY SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $ 9.72
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --      2,616
----------------------------------------------------------------------------------------
STI INVESTMENT GRADE BOND SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $10.61
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      --    11,653
----------------------------------------------------------------------------------------
STI MID-CAP EQUITY SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $ 9.21
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --      5,775
----------------------------------------------------------------------------------------
STI QUALITY GROWTH STOCK SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $ 9.58
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --      9,610
----------------------------------------------------------------------------------------
STI SMALL CAP VALUE EQUITY SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $11.85
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --      3,572
----------------------------------------------------------------------------------------
STI VALUE INCOME STOCK SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $ 9.46
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $ 9.46   $10.33
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    5,699   13,612
----------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                --       --   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --       --   $11.39
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       -       438
----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                --       --   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --       --   $13.59
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   11,237
----------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2)SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                     --    $10.00   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                     --    $10.00   $11.42
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                 --     --      --
----------------------------------------------------------------------------------------
TEMPLETON BOND SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --    $10.00  $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period  (4,5)                     --    $10.00  $9.87
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                  --      --    --
----------------------------------------------------------------------------------------

* The Contracts were first offered on November 10, 1998. The  Accumulation  Unit
Values in this table reflect a mortality and expense risk charge of 1.27% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts commenced operations on November 1, 1999.

(2) Variable Sub-Accounts commenced operations on December 17, 1999.

(3) Variable Sub-Accounts commenced operations on January 24, 2000.

(4) Variable Sub-Accounts commenced operations on May 1, 2000.

(5) Effective May 1, 2000, the Portfolios in which the Templeton Stock (Class 2) and Templeton Bond (Class 2) Variable Sub-Accounts invested were merged into the Templeton Growth Securities (Class 2) and the Templeton Global Income Securities
(Class 2) Portfolios.  Accordingly, for administrative convenience, as of May 1,
2000, the corresponding  Variable Sub-Accounts merged with and into new Variable
Sub-Accounts  named Templeton Growth  Securities  (Class 2) and Templeton Global
Income Securities (Class 2), respectively, with Accumulation Unit Values starting at $10.00.

                                       A-2






                      ACCUMULATION UNIT VALUE AND NUMBER OF

                    ACCUMULATION UNITS OUTSTANDING FOR EACH
            VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED

                        WITH ENHANCED DEATH BENEFIT RIDER

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

AIM V.I. BALANCED SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73   $12.63
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $12.63   $11.94
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   16,023   98,137
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.39   $16.25
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.39   $16.25   $14.28
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                     1,466   17,447  131,704
----------------------------------------------------------------------------------------
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  --       --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        --       --       $13.62
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                    --       --          327
----------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.82   $15.78
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.82   $15.78   $12.38
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   14,40   102,325
----------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.36   $15.05
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.36   $15.05   $12.68
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   16,349   92,631
----------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.31   $11.25
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.31   $11.25   $ 8.98
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,356   14,461
----------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.52   $14.76
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.52   $14.76   $12.43
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   35,445  212,348
----------------------------------------------------------------------------------------
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.06
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.06   $10.52
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    2,093   29,158
----------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.66   $14.29
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.66   $14.29   $13.16
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   30,660  158,502
----------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.47   $10.99
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.47   $10.99   $11.76
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   17,530   80,075
----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.20   $15.19
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.20   $15.19   $13.33
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       313   45,51   210,059
----------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43   $11.13
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $11.13   $ 8.51
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,914   55,337
----------------------------------------------------------------------------------------
FIDELITY VIP II INDEX 500 SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.12
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --      106,537
----------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $15.78
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 8.36
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       27,878
----------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.95   $20.83
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.95   $20.83   $16.52
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,068   78,095
----------------------------------------------------------------------------------------



                                       A-3







 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

MFS INVESTORS TRUST SERIES SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.81   $11.38
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.81   $11.38   $11.21
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,323   23,834
----------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $18.83
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        2,029
----------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $11.52
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $11.52   $10.82
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   27,212
----------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.72
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.72   $12.02
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   33,424
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $12.11
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $12.11   $11.92
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   25,674
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.10
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.10   $13.59
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   32,776
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.77
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.77   $ 9.70
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --  139,125
----------------------------------------------------------------------------------------
OPPENHEIMER MULTIPLE STRATEGIES SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.47
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       21,730
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.16
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.16   $10.29
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   19,035
----------------------------------------------------------------------------------------
STI CAPITAL APPRECIAITON SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.77
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       42,465
----------------------------------------------------------------------------------------
STI GROWTH & INCOME SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.77
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       22,745
----------------------------------------------------------------------------------------
STI INTERNATIONAL EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.70
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        3,638
----------------------------------------------------------------------------------------
STI INVESTMENT GRADE BOND SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.59
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        6,265
----------------------------------------------------------------------------------------
STI MID-CAP EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.19
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        8,560
----------------------------------------------------------------------------------------
STI QUALITY GROWTH STOCK SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.56
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       41,215
----------------------------------------------------------------------------------------
STI SMALL CAP VALUE EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $11.83
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        8,390
----------------------------------------------------------------------------------------
STI VALUE INCOME STOCK SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $ 9.46
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $ 9.46   $10.31
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    4,408   42,920
----------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                --     --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $11.37
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --        954
----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)               --      --     $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --     --     $13.57
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --     --      6,599
----------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --    $10.00  $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                      --    $10.00  $11.40
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                  --     --     --
----------------------------------------------------------------------------------------
TEMPLETON BOND (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                      --   $10.00   $9.86
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                  --     --     --
----------------------------------------------------------------------------------------



* The Contracts were first offered on November 10, 1998. The  Accumulation  Unit
Values in this table reflect a mortality and expense risk charge of 1.27% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts commenced operations on November 1, 1999.

(2) Variable Sub-Accounts commenced operations on December 17, 1999.

(3) Variable Sub-Accounts commenced operations on January 24, 2000.

(4) Variable Sub-Accounts commenced operations on May 1, 2000.

(5) Effective May 1, 2000, the Portfolios in which the Templeton Stock (Class 2) and Templeton Bond (Class 2) Variable Sub-Accounts invested were merged into the Templeton Growth Securities (Class 2) and the Templeton Global Income securities
(Class 2) Portfolios.  Accordingly, for administrative convenience, as of May 1,
2000, the corresponding  Variable Sub-Accounts merged with and into new Variable
Sub-Accounts  named Templeton Growth  Securities  (Class 2) and Templeton Global
Income Securities (Class 2), respectively, with Accumulation Unit Values starting at $10.00.

                                       A-4






                      ACCUMULATION UNIT VALUE AND NUMBER OF

                     ACCUMULATION UNITS OUTSTANDING FOR EACH
             VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
            WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER
                (for Contracts issued before September 22, 2000)

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

AIM V.I. BALANCED SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.73   $12.60
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.73   $12.60   $11.88
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       405   43,121  101,781
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.39   $16.21
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.39   $16.21   $14.22
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       398   16,046  122,768
----------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.82   $15.74
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.82   $15.74   $12.32
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       386   21,246  108,292
----------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.36   $15.01
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.36   $15.01   $12.63
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   11,459   66,400
----------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.31   $11.22
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.31   $11.22   $ 8.94
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --      185   10,889
----------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.51   $14.73
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.51   $14.73   $12.37
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   34,288  159,570
----------------------------------------------------------------------------------------
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.06
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.06   $10.49
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    5,291   40,906
----------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.65   $14.26
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.65   $14.26   $13.10
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       387   32,161  131,791
----------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.47   $10.96
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.47   $10.96   $11.70
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   11,621   45,849
----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.19   $15.15
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.19   $15.15   $13.27
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   22,088  151,189
----------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.43   $11.10
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.43   $11.10   $ 8.47
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    3,667   31,190
----------------------------------------------------------------------------------------
FIDELITY VIP II INDEX 500 SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.11
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       91,596
----------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 8.34
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       30,230
----------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $11.94   $20.78
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $11.94   $20.78   $16.44
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                       377   19,189   63,991
----------------------------------------------------------------------------------------



                                       A-5






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,     1998     1999    2000
----------------------------------------------------------------------------------------

MFS INVESTORS TRUST SERIES SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $10.00   $10.81   $11.35
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                        $10.81   $11.35   $11.16
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --    4,808   11,160
----------------------------------------------------------------------------------------
MFS NEW DISCOVERY SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $18.74
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        1,509
----------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $11.52
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $11.52   $10.79
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   60,709
----------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.72
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.72   $11.99
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   38,398
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $12.10
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $12.10   $11.89
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   35,976
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $13.10
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $13.10   $13.55
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   33,241
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH & INCOME SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.77
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.77   $ 9.67
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --  130,587
----------------------------------------------------------------------------------------
OPPENHEIMER MULTIPLE STRATEGIES SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.45
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       20,592
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $10.15
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $10.15   $10.26
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --       --   19,624
----------------------------------------------------------------------------------------
STI CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.75
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       44,314
----------------------------------------------------------------------------------------
STI GROWTH & INCOME SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.75
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       47,617
----------------------------------------------------------------------------------------
STI INTERNATIONAL EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.68
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        9,071
----------------------------------------------------------------------------------------
STI INVESTMENT GRADE BOND SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $10.57
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       15,973
----------------------------------------------------------------------------------------
STI MID-CAP EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.17
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       14,742
----------------------------------------------------------------------------------------
STI QUALITY GROWTH STOCK SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $ 9.54
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       62,796
----------------------------------------------------------------------------------------
STI SMALL CAP VALUE EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   --       $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $11.81
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        6,098
----------------------------------------------------------------------------------------
STI VALUE INCOME STOCK SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --   $10.00   $ 9.46
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   $ 9.46   $10.28
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   11,848   11,462
----------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                --    --      $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $11.36
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --       11,685
----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                --    --      $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                            --   --       $13.55
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                        --   --        9,457
----------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --  $10.00    $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                      --  $10.00    $11.39
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                  --    --      --
----------------------------------------------------------------------------------------
TEMPLETON BOND (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                      --  $10.00    $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                      --  $10.00    $9.86
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                  --    --      --
----------------------------------------------------------------------------------------



* The Contracts were first offered on November 10, 1998. The  Accumulation  Unit
Values in this table reflect a mortality and expense risk charge of 1.49% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts commenced operations on November 1, 1999.

(2) Variable Sub-Accounts commenced operations on December 17, 1999.

(3) Variable Sub-Accounts commenced operations on January 24, 2000.

(4) Variable Sub-Accounts commenced operations on May 1, 2000.


                                       A-6






                      ACCUMULATION UNIT VALUE AND NUMBER OF
                     ACCUMULATION UNITS OUTSTANDING FOR EACH
             VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED
   WITH ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II (for Contracts
                     issued on or after September 22, 2000)

 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,             2000
----------------------------------------------------------------------------------------

AIM V.I. BALANCED SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.21
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              4,575
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 7.80
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             34,530
----------------------------------------------------------------------------------------
AIM V.I. GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 7.52
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             32,771
----------------------------------------------------------------------------------------
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.06
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             20,079
----------------------------------------------------------------------------------------
AIM V.I. HIGH YIELD SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.37
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                 81
----------------------------------------------------------------------------------------
AIM V.I. VALUE SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.54
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             22,904
---------------------------------------------------------------------------------------
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $10.17
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              5,731
----------------------------------------------------------------------------------------
FIDELITY VIP II CONTRAFUND-Registered Trademark- SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.23
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             14,991
----------------------------------------------------------------------------------------
FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $10.42
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             17,198
----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.37
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             21,583
----------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.30
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                102
----------------------------------------------------------------------------------------
FIDELITY VIP II INDEX 500 SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                            $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                  $ 8.83
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                               8,780
----------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                            $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                  $ 8.68
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                               4,854
----------------------------------------------------------------------------------------
MFS EMERGING GROWTH SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                            $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                  $ 8.08
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              11,866
----------------------------------------------------------------------------------------

                                       A-7






 FOR THE YEARS BEGINNING JANUARY 1* AND ENDED DECEMBER 31,             2000
----------------------------------------------------------------------------------------

MFS INVESTORS TRUST SERIES  SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.64
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                576
----------------------------------------------------------------------------------------
MFS RESEARCH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.61
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             11,698
----------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 6.94
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              8,000
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.92
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             18,937
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.41
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              2,457
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET GROWTH  & INCOME SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 8.72
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             33,469
----------------------------------------------------------------------------------------
OPPENHEIMER MULTIPLE STRATEGIES SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.68
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                              3,475
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.88
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                976
----------------------------------------------------------------------------------------
STI CAPITAL APPRECIATION SUB-ACCOUNT
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.28
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                214
----------------------------------------------------------------------------------------
STI GROWTH & INCOME SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.78
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             4,178
----------------------------------------------------------------------------------------
STI INTERNATIONAL EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                           $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                 $ 9.54
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                                358
----------------------------------------------------------------------------------------
STI INVESTMENT GRADE BOND SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                          $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                                $10.39
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             2,172
----------------------------------------------------------------------------------------
STI MID-CAP EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                         $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                               $ 8.68
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                            5,995
----------------------------------------------------------------------------------------
STI QUALITY GROWTH STOCK SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                         $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                               $ 8.76
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                            4,378
----------------------------------------------------------------------------------------
STI SMALL CAP VALUE EQUITY SUB-ACCOUNT(3)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                        $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                              $10.59
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             570
----------------------------------------------------------------------------------------
STI VALUE INCOME STOCK SUB-ACCOUNT(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                        $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                              $10.92
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                             123
----------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                               $11.36
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                           11,685
----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES SUB-ACCOUNT(4)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period (4,5)                   $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period                               $10.00
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period                            2,289
----------------------------------------------------------------------------------------
TEMPLETON STOCK (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                          $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                          $10.00
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                        --
----------------------------------------------------------------------------------------
TEMPLETON BOND (CLASS 2) SUB-ACCOUNT(2)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                         $10.00
----------------------------------------------------------------------------------------
Accumulation Unit Value, End of Period (4,5)                         $10.00
----------------------------------------------------------------------------------------
Number of Units Outstanding, End of Period (4,5)                        --
----------------------------------------------------------------------------------------



* The Contracts were first offered on November 10, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative expense charge of 0.10%. All of the Variable Sub-Accounts commenced operations on or before November 10, 1998 except as described in the footnotes below.

(1) Variable Sub-Accounts commenced operations on November 1, 1999.

(2) Variable Sub-Accounts commenced operations on December 17, 1999.

(3) Variable Sub-Accounts commenced operations on January 24, 2000.

(4) Variable Sub-Accounts commenced operations on May 1, 2000.

(5) Effective May 1, 2000, the Portfolios in which the Templeton Stock (Class 2) and Templeton Bond (Class 2) Variable Sub-Accounts invested were merged into the Templeton Growth Securities (Class 2) and the Templeton Global Income securities (Class 2) Portfolios. Accordingly, for administrative convenience, as of May 1, 2000, the corresponding Variable Sub-Accounts merged with and into new Variable Sub-Accounts named Templeton Growth Securities (Class 2) and Templeton Global Income Securities (Class 2), respectively, with Accumulation Unit Values starting at $10.00.

APPENDIX B
MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                                .9 X (I - J) X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

EXAMPLES OF MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------



Purchase Payment:   $10,000 allocated to a Guarantee Period
Guarantee Period:   5 years

Interest Rate:      4.50%
Full Withdrawal:    End of Contract Year 3


       NOTE: These examples assume that premium taxes are not applicable.

                 EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
                = $10,000 X (1.045)TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                           = .15 X $10,000 = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                       = .05 X ($10,000 - $1,500) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.20%
                              730 DAYS
                      N   =   --------   =   2
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) X N
                        = .9 X (.045 - .042) X 2 = .0054

  MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                     = .0054 X ($11,411.66 - $1,500) = $53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

                   = $11,411.66 - $425.00 + $53.52 = $11,040.18

                   EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

          Step 1: Calculate Contract Value at End of Contract Year 3:
              = $10,000.00 X (1.045)TO THE POWER OF 3 = $11,411.66

                 Step 2: Calculate the Free Withdrawal Amount:
                         = .15 X ($10,000.00) = $1,500.00

                    Step 3: Calculate the Withdrawal Charge:
                    = .05 X ($10,000.00 - $1,500.00) = $425.00

                 Step 4: Calculate the Market Value Adjustment:

                      I   =   4.50%
                      J   =   4.80%
                              730 DAYS
                      N   =   --------   =   2
                              365 DAYS

                MARKET VALUE ADJUSTMENT FACTOR: .9 X (I - J) X N
                       = .9 X (.045 - .048) X 2 = -.0054

  MARKET VALUE ADJUSTMENT = MARKET VALUE ADJUSTMENT FACTOR X AMOUNT SUBJECT TO MARKET VALUE ADJUSTMENT:

                    = -.0054 X ($11,411.66 - $1,500) = -$53.52

     Step 5: Calculate the amount received by Contract Owner as a result of full withdrawal at the end of Contract Year 3:

                   = $11,411.66 - $425.00 - $53.52 = $10,933.14

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------



Description

----------------------------------------------------------------------------
   Additions, Deletions or Substitutions of Investments

----------------------------------------------------------------------------
   The Contract

----------------------------------------------------------------------------
      Purchases of Contracts

----------------------------------------------------------------------------
      Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
----------------------------------------------------------------------------
   Performance Information

----------------------------------------------------------------------------
      Standardized Total Returns

----------------------------------------------------------------------------
      Non-standardized Total Returns

----------------------------------------------------------------------------
      Adjusted Historical Total Returns

----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values

----------------------------------------------------------------------------
   Calculation of Variable Income Payments

----------------------------------------------------------------------------
      Calculation of Annuity Unit Values

----------------------------------------------------------------------------

   General Matters

----------------------------------------------------------------------------
      Incontestability

----------------------------------------------------------------------------
      Settlements

----------------------------------------------------------------------------
      Safekeeping of the Variable Account's Assets

----------------------------------------------------------------------------
      Premium Taxes

----------------------------------------------------------------------------
      Tax Reserves

----------------------------------------------------------------------------
   Federal Tax Matters

----------------------------------------------------------------------------
   Qualified Plans

----------------------------------------------------------------------------
   Experts

----------------------------------------------------------------------------
   Financial Statements

----------------------------------------------------------------------------


                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The By-laws of Glenbrook Life and Annuity Company ("Registrant") provide that Registrant will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Registrant. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit No.       Description

(1) Form of Underwriting Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company (File No. 333-00999) dated August 23, 1996).

(2)    None

(4)(a) Contract and Application (Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Glenbrook Life Multi-Manager Valuable Account of Glenbrook Life and Annuity Company (File No. 333-00999) dated August 23, 1996).

(4)(b) Contract Endorsement (Incorporated herein by reference to Post-Effective Amendment No.4 to the Form N-4 Registration Statement of the Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company (File No. 333-00999) dated September 30, 1998).

(5)(a) Opinion of General  Counsel re:   Legality (Previously filed in
       Pre-Effective Amendment No. 2 to this Registration Statement (File No. 333-00987) dated August 23, 1996).

(5)(b) Opinion and Consent of General Counsel re: Legality (Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (File No. 033-00987) dated April 29, 1999).

(8)  None.

(11) None.

(12) None.

(15) None.

(23)(a) Independent Auditors' Consent.

(23)(b) Consent of  Foley & Lardner.

(24)(a) Powers of Attorney for Thomas J. Wilson, II, Michael J. Velotta and Samuel H. Pilch (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 on Form S-3 Registration Statement
    (File No. 333-00987) filed with the SEC on May 4, 2000).

(24)(b) Powers of Attorney for Margaret G. Dyer, John C. Lounds,
     J. Kevin McCarthy, Marla G. Friedman and Steven C. Verney filed herewith.


(25) None.

(26) None.

(27) Not applicable.

(99) Form of Resolution of Board of Directors (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (File No. 033-92842) dated April 9, 1996).

ITEM 17.  UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

     (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, Glenbrook Life and Annuity Company, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 25th day of April, 2001.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                                   (REGISTRANT)


                                                  By: /s/MICHAEL J. VELOTTA
                                                      ----------------------
                                                  Michael J. Velotta
                                                  Vice President, Secretary and
                                                  General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated and on the 25th day of April, 2001.

*/THOMAS J. WILSON, II              President, Chief Executive Officer
-----------------------             and Director, (Principal Executive Officer)
Thomas J. Wilson, II


/s/MICHAEL J. VELOTTA               Vice President, Secretary,
------------------------            General Counsel and Director
Michael J. Velotta


*/SAMUEL H. PILCH                   Vice President and Controller
---------------------------         (Principal Accounting Officer)
 Samuel H. Pilch

*/MARGARET G. DYER                  Director
---------------------------
Margaret G. Dyer

*/JOHN C. LOUNDS                    Director
---------------------------
John C. Lounds

*/J. KEVIN MCCARTHY                 Director
---------------------------
J. Kevin McCarthy

*/STEVEN C. VERNEY                  Director and Vice President
---------------------------         (Principal Financial Officer)
Steven C. Verney


*/MARLA G. FRIEDMAN                 Vice President and Director
---------------------------
Marla G. Friedman

*/By Michael J. Velotta, pursuant to Powers of Attorney previously filed or filed herewith.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.    Description

(23) (a)       Independent Auditors' Consent
     (b)       Consent of Foley & Lardner

(24) (b)       Powers of Attorney for Margaret G. Dyer, John C. Lounds,
               J. Kevin McCarthy, Steven C. Verney and Marla G. Friedman.